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                                                                   EXHIBIT 10.14


                                     LEASE

                              UNIPOWER CORPORATION

                                    LANDLORD

                                  PARK N' VIEW

                                     TENANT





















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                            STANDARD COMMERCIAL LEASE

                         ARTICLE 1.00 BASIC LEASE TERMS

         1.01 PARTIES. This lease agreement ("Lease") is entered into by and between the following Landlord and Tenant: UNIPOWER Corporation, a Delaware corporation ("Landlord"); Park N' View, a Delaware corporation ("Tenant").

         1.02 LEASED PREMISES. In consideration of the rents, terms, provisions and covenants of this Lease, Landlord hereby leases, lets and demises to Tenant the following described premises ("Premises"):

                  Approximately 21,000 square feet of renewable area, more particularly described on EXHIBIT "A" attached hereto, which Premises consist of the southwest portion of that certain building ("Building") located at 11711 NW 39th St., Coral Springs, Florida.

         So long as no other tenant is occupying the 3200 square foot expansion space, Tenant shall have the exclusive use of thirty parking spaces for its employees, visitors and guests. These spaces shall be comprised of the twenty spaces immediately to the west of the Premises and ten spaces located at the southwest corner of the Premises. Landlord shall take all reasonable steps to insure Tenant's use of these exclusive spaces. Further, Landlord shall cooperate in creating, to the extent permitted by applicable law, at Tenant's expense, an overflow lot on Landlord's property immediately to the west of the Premises, to accommodate Tenant's future parking needs. So long as another tenant is occupying the expansion space (new tenant), The new tenant shall only have exclusive use of five spaces for its employees, visitors, and guests and Tenant shall have the exclusive use of twenty five spaces plus any additional spaces arising from the future resealing of the parking lot on the Premises.

         1.03 TERM. Subject to and upon the conditions set forth herein, the term of this Lease shall commence on September 1, 1997 and shall terminate on the Expiration Date which shall be August 31, 2002. Tenant shall have an option to extend the term of the Lease for an additional period of two (2) years. In order to exercise the option, Tenant must give written notice to Landlord not less than one hundred eighty (180) days prior to the then existing expiration date of the Lease that it wishes to extend the term of this Lease; provided, however, that Tenant shall not be entitled to exercise either option unless each of the following conditions shall be fully satisfied at the time of its exercise: (i) the Lease shall be in full force and effect, (ii) the original Tenant named in this Lease shall be in possession of the Leased Premises; and
(iii) Tenant shall not then be in default under any of the terms, provisions, covenants or conditions of the Lease. If Tenant exercises the Option as provided, the termination date of the Lease shall be extended for a period of two (2) years and Base Rent shall be adjusted as set forth in Paragraph 1.04 below. If Tenant shall fail to give written notice to Landlord of Tenant's exercise of the Option as provided, Tenant shall be deemed to have waived its right to exercise the Option and to occupy the Premises beyond the then existing term of the Lease. Notwithstanding anything to the contrary in this Lease, the term "Lease Term" whenever used in this Lease shall be defined to include the original term and all renewals and extensions thereof. Tenant acknowledges Landlord's obligation to execute this agreement upon the termination of the existing lease agreement between Landlord and current occupant of the premises.

         On or before the Commencement date, Landlord agrees to deliver the Premises to Tenant, clear and free of Occupants and in broom clean condition. In the event, that Landlord has not delivered the Premises as of September 7,1997, Landlord agrees to abate rent until actual delivery of the Premises.


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These Moines will be credited against the first month's rent as free rent.
Further, a late penalty of $250.00 per day will be charged to Landlord until actual delivery of the Premises. This Penalty, if due shall be paid by Landlord upon occupancy by Tenant.

         In the event that Landlord has not delivered the Premises or Tenant does not occupy the Premises as of October 7, 1997, the party not responsible for the delay may terminate the agreement upon delivery of such notice and neither party shall have further obligations to the other, hereunder. If Tenant terminates the agreement in the event that Landlord has not delivered the Premises as of October 7,1997, Tenant is hereby entitled to a refund of its security deposit.

         1.04 SECURITY DEPOSIT AND BASE RENT. Security deposit is $26,750 payable by Tenant in the amount of $13,375.00 on July 30,1997 (received) and $13,375.00 at the execution of this lease agreement. As used herein, a Lease Year is a period of 12 months commencing on the Commencement Date or anniversary thereof. Base Rent shall be as follows (notwithstanding the foregoing, the first payment of Base Rent due hereunder shall be paid by Tenant on the Commencement date:)

         A. For Lease Year 1, $7.50 per square foot of leasable area or $160,500.00 per annum payable monthly in advance, without deduction or offset, on the first day of each calendar month in equal installments of $13,375.00 together with applicable sales tax and applicable local taxes.

         B. For Lease Year 2, $7.65 per square foot of leasable area or $ 163,710.00 per annum payable monthly in advance, without deduction or offset, on the first day of each calendar month in equal installments of $13,642.50 together with applicable sales tax and applicable local taxes.

         C. For Lease Year 3, $7.80 per square foot of leasable area or $166,920.00 per annum payable monthly in advance, without deduction or offset, on the first day of each calendar month in equal installments of $13,910.00 together with applicable sales tax and applicable local taxes.

         D. For Lease Year 4, $7.96 per square foot of leasable area or $170,344.00 per annum payable monthly in advance, without deduction or offset, on the first day of each calendar month in equal installments of $14,195.33 together with applicable sales tax and applicable local taxes.

         E. For Lease Year 5, $8.12 per square foot of leasable area or $173,768.00 per annum payable monthly in advance, without deduction or offset, on the first day of each calendar month in equal installments of $14,480.66 together with applicable sales tax and applicable local taxes.

         Renewal Term

         F. For Lease Year 6, $8.28 per square foot of leasable area or $177,192.00 per annum payable monthly in advance, without deduction or offset, on the first day of each calendar month in equal installments of $14,766.00 together with applicable sales tax and applicable local taxes.

         G. For Lease Year 7, $8.45 per square foot of leasable area or $180,830.00 per annum payable monthly in advance, without deduction or offset, on the first day of each calendar month in equal installments of $15,069.17 together with applicable sales tax and applicable local taxes.


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         1.05     ADDRESSES.

                  Tenant's Address for Notices:

                  Park N' View 11711 NW 39th St.
                  Coral Springs, Florida 33065
                  Attention:  Tony Allen, Vice President of Operations

                  Landlord's Address for Notices:

                  Unipower Corporation
                  3900 Coral Ridge Drive
                  Coral Springs, Florida 33065
                  Attention:  Bianca M. Gallo, Chief Financial Officer

         1.06 PERMITTED USE. Corporate headquarters, development, assembly and warehouse of cable access stations and all company related products

         1.07     LANDLORD'S BROKER.   Cushman & Wakefield.

         1.08     COOPERATIVE BROKER.   None.

         1.09 RIGHT OF FIRST OFFER. The first time Landlord intends to commence what Landlord reasonably believes to be serious negotiations with a third party for the leasing of the space shown in EXHIBIT "A" and designated as the Expansion Space ("Expansion Space") then Landlord shall give Tenant notice ("Landlord's Notice") of the terms and conditions of such proposed leasing. If Tenant fails to notify Landlord within three (3) business days from the date of Landlord's Notice that Tenant wishes to lease the Expansion Space on such terms and conditions, Tenant shall have waived any and all rights it may have under this paragraph with respect to the Expansion Space. If Tenant notifies Landlord within three (3) business days from the date of Landlord's Notice that Tenant accepts such terms and conditions, then Tenant shall be deemed to have leased the Expansion Space on such terms and conditions, except that the Base Rent, Operating Expenses, and Additional Rent to be paid for the Expansion Space shall never be less than those amounts paid under this Lease, per square foot. Landlord shall be entitled to use its then standard lease form for the Building, or amend this Lease in such manner as is consistent with such terms and conditions. Tenant shall not be deemed to have effectively exercised its right to lease the Expansion Space unless Tenant .(i) is in possession of the Premises and in good standing under this Lease and (ii) has not have defaulted under this Lease prior to such exercise. The expansion space shall be co-terminus with the remainder of the lease term. This right of first offer can only be exercised once each time the Expansion space becomes available for lease.

                                ARTICLE 2.00 RENT

         2.01 BASE RENT. Tenant agrees to pay monthly as Base Rent during the term of this Lease the sum of money set forth in Section 1.04 of this Lease, which amount shall be payable to Landlord at the address shown above. One monthly installment of Rent shall be due and payable on the Commencement date by Tenant for the first month's Rent and a like monthly installment shall be due and payable on or before the first day of each calendar month succeeding the Commencement Date the term of this Lease; provided, if the Commencement Date should be a date other than the first of a calendar


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month, the Base Rent set forth above shall be prorated to the end of that calendar month, and all succeeding installments of Rent shall be payable on or before the first day of each succeeding calendar month during the term of this Lease. Each year commencing on the Commencement Date (or commencing on the first day of the first month following the Commencement Date if the Commencement Date is other than the first day of the month, in which event the First Lease Year shall include the period between the Commencement Date and the first month thereafter) or anniversary thereof is hereafter referred to as a "Lease Year."

         2.02 OPERATING EXPENSES. Tenant shall also pay as Additional Rent the Operating Expenses defined in Section 2.03 below. Landlord represents that its best-guess estimate of the Operating Expenses for the Premises are, for the year 1997, $2,600 per month. Landlord shall provide Tenant upon request copies of bills and invoices to permit Tenant to verify Operating Expense Charges. Landlord may invoice Tenant monthly for the estimated Operating Expenses for each calendar year, which amount shall be adjusted each year based upon anticipated operating expenses. Within three (3) months following the dose of each Lease Year, Landlord shall provide Tenant an accounting showing in reasonable detail all computations of Additional Rent due under this section. In the event the accounting shows that the total of the monthly payments made by Tenant exceeds the amount of Additional Rent due by Tenant under this section, Tenant shall be entitled to a refund to be paid within ten (10) days of such accounting. In the event the accounting shows that the total of the monthly payments made by Tenant is less than the amount of Additional Rent due by Tenant under this section, the accounting shall be accompanied by an invoice for the Additional Rent. Notwithstanding any other provisions in this Lease, during the year in which this Lease terminates, Landlord, prior to the termination date, shall have the option to invoice Tenant for Tenant's pro rata share of the operating expenses based upon the previous year's operating expenses. If this Lease shall terminate on a day other than the last day of a calendar year, the amount of any Additional Rent payable by Tenant applicable to the year in which the termination shall occur shall be prorated on the ratio that the number of days from the commencement of the calendar year to and including such termination date bears to 365. Tenant agrees to pay any Additional Rent due under this section within ten days following receipt of the invoice or accounting showing Additional Rent due. For a period of thirty (30) days after receipt of Landlord's accounting, Tenant shall have the right, upon advance notice, to visit Landlord's office during business hours to inspect its books and records concerning the operating expenses. Tenant hereby agrees that the Additional Rent for operating expenses from time to time computed by Landlord shall be final and binding for all purposes of this Lease unless, within thirty
(30) days after Landlord provides Tenant with written notice of the amount thereof, Tenant provides Landlord with written notice (i) disputing the accuracy of such amount (the "Disputed Amount"), (ii) designating an attorney or accountant, reasonably acceptable to Landlord, and appointed by Tenant, at its sole cost and expense, to review the accuracy of the Disputed Amount with Landlord and/or its designated representatives and (iii) confirming that the Disputed Amount shall not be subject to adjustment, and agreeing to pay all of Landlord's costs and expenses in connection with such review, including attorneys' fees and accountants' fees, unless as a result thereof the Disputed Amount is demonstrated to reflect an error in excess of three percent (3%) of the amount actually due from Tenant. Landlord hereby agrees, in the event it receives such notice from Tenant, to cooperate in promptly completing such review and promptly refunding any portion of the Disputed Amount which exceeds the amount actually due from Tenant including any reasonable costs and expenses incurred in identifying, calculating or verifying the overstatement.

         2.03 DEFINITION of OPERATING EXPENSES. The term Operating Expenses means twenty-six and one-quarter percent (26.25%) of the following: Landlord's insurance on the Building and appurtenant lands, the costs of property management and maintenance of the Building and appurtenant lands, real property taxes and any other reasonable Operating Expenses related to the facility. Excluded from


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Operating Expenses shall be capital improvements made by Landlord at the
Building, unless such improvements are incurred to replace existing equipment that is not maintainable or repairable. As used herein, "real property taxes" includes ad valorem taxes and assessments, general and special, taxes on real estate rental receipts, taxes on Landlord's gross receipts, or any other tax imposed upon or levied against real estate, or upon owners of real estate as such rather than persons generally, extraordinary as well as ordinary, foreseeable and unforeseeable, together with the reasonable cost (including fees of attorneys, consultants and appraisers) of any negotiation, contest or appeal pursued by Landlord in an effort to reduce any such tax, assessment or charge, and all of Landlord's reasonable administrative costs in relation to the foregoing.

         2.04 MISCELLANEOUS. In the event any installment of Rent is not paid within five (5) business days of when due, then Tenant covenants and agrees to pay a late charge in the amount equal to five percent (5%) of the amount of the unpaid Rent not received by Landlord. Tenant shall pay Landlord any such late charge(s) within five (5) days after Landlord notifies Tenant of same. The term "Rent" shall refer collectively to Base Rent and Additional Rent. The term "Additional Rent" is sometimes used herein to refer to any and all other sums payable by Tenant hereunder including, but not limited to, Operating Expenses and sums payable on account of default by Tenant. All Rent shall be paid by Tenant without offset, demand or other credit, and shall be payable only in lawful money of the United States of America which shall be legal tender in payment of all debts and dues, public and private, at the time of payment. All sums payable by Tenant hereunder by check shall be obtained against a financial institution located in the United States of America. The Rent shall be paid by Tenant at such location as designated by Landlord in writing to Tenant. Any Rent payable for a portion of a month shall be prorated based upon the number of days in the applicable calendar month.

         2.05 INCREASE in INSURANCE PREMIUMS. If any increase in any insurance premiums paid by Landlord for the Building is caused by Tenant's use of the Premises in a manner other than as set forth in section 1.06, or if Tenant vacates the Premises and causes an increase in such premiums, then Tenant shall pay as Additional Rent the amount of such increase to Landlord, however, before Landlord could exercise its rights under this Section, it must consult with no fewer than three other insurance carriers to inquire about the availability of insurance at a rate lower than the rate as raised by the original carrier.

         2.06 SECURITY DEPOSIT. The security deposit set forth above shall be held by Landlord for the performance of Tenant's covenants and obligations under this Lease, it being expressly understood that the deposit shall not be considered an advance payment of Rent or a measure of Landlord's damage in case of default by Tenant. Upon the occurrence of any event of default by Tenant of breach by Tenant of Tenant's covenants under this Lease, Landlord may, from time to time, without prejudice to any other remedy, use the security deposit to the extent necessary to make good any arrears of Rent, or to repair any damage or injury, or pay any expense or liability incurred by Landlord as a result of the event- of default or breach of covenant, and any remaining balance of the security deposit shall be returned by Landlord to Tenant upon termination of this Lease. If any portion of the security deposit is so used or applied, Tenant shall upon ten (10) days' written notice from Landlord, deposit with Landlord by cash or cashier's check an amount sufficient to restore the security deposit to its original amount.

         2.07 HOLDING OVER.

              A. Tenant agrees to surrender the Premises to Landlord on the Expiration Date (or sooner termination of the Lease Term pursuant to other applicable provisions hereof) in as good condition as they were at the commencement of Tenant's occupancy, ordinary wear and tear, and damage by fire and windstorm excepted or other casualty not caused by Tenant.


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              B. In all events, Tenant will promptly restore all damage caused in connection with any removal of Tenant's personal property and Tenant shall be responsible for all losses incurred for physical damage caused by the Tenant in removing its personal property.

              C. If Tenant shall be in possession of the Premises after the expiration of the Term, the tenancy under this Lease shall become one from month to month, terminable by either party on thirty (30) days' prior notice, and shall be subject to all of the terms and conditions of this Lease as though the Term had been extended from month to month, except that (i) the Base Rent payable hereunder for each month during said holdover period shall be equal to one hundred and 50 per cent (150%) of the monthly installment of Base Rent payable during the last month of the Term and (ii) all Additional Rent payable hereunder for Operating Expenses shall be prorated for each month during such holdover period.

              D. During a holdover, no offer of surrender of the Premises, by delivery to Landlord or its agent of keys to the Premises or otherwise, will be binding on Landlord unless accepted by Landlord, in writing, specifying the effective surrender of the Premises. A, the expiration or termination of the Lease Term, Tenant shall deliver to Landlord all keys to the Premises and make known to Landlord the location and combinations of all locks, safes and similar items.


                         ARTICLE 3.00 OCCUPANCY AND USE

         3.01 USE. Tenant warrants and represents to Landlord that the Premises shall be used and occupied only for the purpose as set forth in section 1.06. In regard to the use and occupancy of the Premises and facilities, Tenant will not place or maintain any merchandise, signage (except as permitted herein), trash, refuse or other articles in any vestibule or entry of the Premises, on the footwalks or corridors adjacent thereto or elsewhere on the exterior of the Premises, nor obstruct any driveway, corridor, footwalk, or parking area; use or permit the use of any objectionable advertising medium such as, without limitation, loudspeakers, phonographs, public address systems, sound amplifiers, reception of radio or television broadcasts which is in any manner audible or visible outside of the Premises; permit undue accumulations of or bum garbage, trash, rubbish or other refuse within or without the Premises; cause or permit objectionable odors (in Landlord's opinion) to emanate or to be dispelled from the Premises; conduct or permit to be conducted any auction, fictitious fire sale, going out of business sale, bankruptcy sale (unless directed by court order), or other similar type sale in or connected with the Premises; use or permit the use of any portion of the Premises in a manner which will be in violation of law, or for any activity of a type which is not, in Landlord's reasonable opinion, conducted in accordance with good and generally accepted standards of operation; or use the Premises for any unlawful or illegal business, use or purpose, or for any business, use or purpose which is immoral or disreputable (including without limitation "adult entertainment establishments" and "adult bookstores"), or which is hazardous, or in such manner as to constitute a nuisance of any kind (public or private), or for any purpose or in any way in violation of the certificates of occupancy (or other similar approvals of applicable governmental authorities). Tenant shall neither permit any waste on the Project nor allow the Project to be used in any way which would, in the opinion of Landlord, be extra hazardous on account of fire or which would any way increase or render void the fire insurance on the Building. if at any time during the term of this Lease the State Board of Insurance or other insurance authority disallows any of Landlord's sprinkler credits or imposes an additional penalty or surcharge in Landlord's insurance premiums because of Tenant's original or subsequent placement or use of storage racks or bins, method of storage or nature of Tenant's inventory or any other act of Tenant, Tenant agrees to pay as Additional Rent the increase (between fire walls) in Landlord's insurance premiums. Notwithstanding anything to the contrary,


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Tenant shall be permitted to store its corporate vehicles at the Premises if and only if an entrance has been retrofitted per local ordinances or codes that would allow the entry of vehicles. Any improvements to the entrances of the Premises to provide this access must first be approved by Landlord not to unreasonably withheld. Further, Tenant shall be entitled to temporarily park trailers or company vehicles oven-Light along the service road located at the North end of the Building adjacent to the loading dock area as well as company cars parked overnight in assigned parking spaces.

         3.02 SIGNS. No sign of any type or description shall be erected, placed or painted in or about the Premises or project except those signs submitted to Landlord in writing. Landlord agrees to permit Tenant to install a sign, subject to the terms herein, over the southwest entrance facing 39th Street. The size and placement of the signage can not be larger than 2' 6" in height and must be subject to Landlord's approval not to be unreasonably withheld and City code requirements. Landlord will permit Tenant to place signage on a planned monument sign facing Coral Ridge Drive. Additionally, Landlord will provide a monument sign on 39th St. per the Tenant improvement requirements identified in Section
6.03. The design, size, form, content and location of the signs shall be subject to Landlord's prior written approval and must comply with all applicable laws, codes and ordinances.

         3.03 COMPLIANCE WITH LAWS, RULES AND REGULATIONS. Tenant, at Tenant's sole cost and expense, shall comply with all laws, ordinances, orders, rules and regulations of state, federal, municipal or other agencies or bodies having jurisdiction over use, condition and occupancy of the Premises. Tenant will comply with the Association's declaration attached hereto as EXHIBIT "B" and rules and regulations of the Building adopted by Landlord. The current rules and regulations are attached hereto as EXHIBIT "C". Landlord shall have the right at all times to change and amend the rules and regulations in any reasonable manner as may be deemed advisable for the safety, care, cleanliness, preservation of good order and operation or use of the Building or the Premises. All changes and amendments to the rules and regulations of the Building will be sent by Landlord to Tenant in writing and shall thereafter be carried out and observed by Tenant.

         3.04 WARRANTY OF POSSESSION. Landlord warrants that it has the right and authority to execute this Lease, and Tenant, upon payment of the required Rents and subject to the terms, conditions, covenants and agreements contained in this Lease, shall have possession of the Premises during the full term of this Lease as well as any extension or renewal thereof so long as Landlord takes all reasonable actions to prevent or end such interference from other tenants or third parties. Landlord shall not be responsible for the acts or omissions of any other Tenant or third party that may interfere with Tenant's use and enjoyment of the Premises.

         3.05 INSPECTION. Landlord or its authorized agents shall at any and au reasonable times upon notice to Tenant, have the right to enter the Premises to inspect the same, to supply janitorial service or any other service to be provided by Landlord, to show the Premises to prospective purchasers or lessees, and to alter, improve or repair the Premises or any other portion of the Building. Tenant hereby waives any claim for damages for injury or inconvenience or to interference with Tenant's business, any loss of occupancy or use of the Premises, and any other loss occasioned thereby so long as Landlord makes all reasonable efforts to minimize any such inconvenience or interference. Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises. Tenant shall not change Landlord's lock system or in any other manner prohibit Landlord from entering the Premises. Landlord shall have the right to use any and all means which Landlord may deem proper to open any door in an emergency without liability therefore.


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                       ARTICLE 4.00 UTILITIES AND SERVICE

         4.01 BUILDING SERVICES. Landlord shall provide the normal utility service connections to the Building. Tenant shall pay, as Additional Rent, in addition to and simultaneously with its payment of Base Rent, a monthly charge determined by Landlord, to cover the cost of all utility services, including, but not limited to, initial connection charges, all charges for electricity, water, sanitary and storm sewer service, and for all electric lights (the "Utility Rent"). The amount of Utility Rent for Lease Year 1 shall be $42,000.00, payable $3,500.00 per month, and shall be adjusted by Landlord, semi-annually, based on usage by Tenant and rate adjustments. At Tenant's request, Landlord shall provide information to verify said adjustment. Tenant shall pay all costs caused by Tenant introducing excessive pollutants or solids other than ordinary human waste into the sanitary system, including permits, fees, and charges levied by any governmental subdivision for any such pollutants or solids. Tenant shall pay all surcharges levied due to Tenant's use of sanitary sewer or waste removal service insofar as such surcharges affect Landlord or other lessees in the Building.

         Landlord agrees to monitor air-conditioning capability and take necessary action to ensure that the system is capable of achieving and maintaining a temperature of 70 degrees or less in all work areas based on an assumption of approximately 40 employees and an occupancy of one person (plus normal business equipment) in each designated work area.


                      ARTICLE 5.00 REPAIRS AND MAINTENANCE

         5.01 LANDLORD REPAIRS. Landlord shall not be required to make any improvements, replacements or repairs of any, kind or character to the Premises during the term of this Lease except for repairs and replacements necessitated due to Landlord's negligence and as are set forth in this section. Landlord shall maintain only the structural integrity of the roof, foundation, and exterior walls. Except as stated herein, Landlord shall not be liable to Tenant for any damage or inconvenience, and Tenant shall not be entitled to any abatement or reduction of Rent by reason of any repairs, alterations or additions made by Landlord under this Lease. Notwithstanding the foregoing, Tenant shall be entitled to a prorata abatement or reduction of Rent only in the event (a) Landlord makes repairs required herein due to Landlord's negligence and (b) at Landlord's option, such repairs are performed during Tenant's business hours. If Landlord fails to promptly repair or maintain the Premises as required under Section 5.01, Tenant shall have the right to make such repairs on behalf of Landlord at Landlord's expense.

         5.02 TENANT REPAIRS. Tenant shall, at its sole cost and expense, maintain, repair and replace all other parts of the Premises in good repair and condition, including, pest control and extermination, trash pick up and removal, and including heating, HVAC, ventilating, electrical, plumbing, , fire sprinkler systems and the loading dock equipment or any other internal equipment specific to the Tenant's Premises. Any HVAC equipment located on the roof that is shared by Landlord and Tenant, will be maintained and repaired by Landlord. Tenant shall repair and pay for any damage caused by any act or omission of Tenant or Tenant's agents, employees, invitees, licensee or visitors.

         5.03 REQUEST FOR REPAIRS. All requests for repairs or maintenance that are the responsibility of Landlord pursuant to any provision of this Lease must be made in writing to Landlord at the address in section 1.05.

         5.04 TENANT DAMAGES. Tenant will repair promptly at its expense any damage to the Premises and, upon demand, shall reimburse Landlord (as Additional
Rent) for the cost of the repair of


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any damage elsewhere in the Building, caused by or arising from: the installation or removal of property in or from the Premises, regardless of fault or by whom such damage shall be caused (unless caused by Landlord, its agents, employees or contractors); or any act or omission of Tenant or any of its employees, agents or invitees. If Tenant shall fail to commence such repairs within five (5) days after notice to do so from Landlord, Landlord may make or cause the same to be made and Tenant agrees to pay to Landlord promptly upon Landlord's demand, as Additional Rent, the cost thereof with interest thereon at the highest rate permitted by law until paid. The cost and expense of any repairs to restore the condition of the Premises shall be borne by Tenant.


                    ARTICLE 6.00 ALTERATIONS AND IMPROVEMENTS

         6.01 "AS-IS" CONDITION. Except as provided in this Article 6.00, Tenant accepts the Premises in its "as-is" condition and acknowledges that Landlord has no obligation to improve or refurbish the Premises or contribute to the cost of same. Landlord agrees that all HVAC, plumbing and other Building systems will be in good working order as of the Commencement Date and adequate to serve Tenant's use of the Premises. All existing cables including data, phone, and video at the time of execution of this Lease which serve the Premises shall be available and marked as of the Lease Commencement date.

         6.02 TENANT IMPROVEMENTS BY TENANT. Tenant shall not make or allow to be made any alterations or physical additions in or to the Premises without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld. Any alterations, physical additions or improvements to the Premises made by Tenant shall at once become the property of Landlord and shall be surrendered to Landlord upon the termination of this Lease; provided, however, Landlord, at its option, may require Tenant to remove any physical additions and/or repair any alterations in order to restore the Premises to the condition existing at the time Tenant took possession, all costs of removal and/or alterations to be borne by Tenant. In order for Landlord to exercise its option, Landlord must have provided Tenant notice at the time Tenant notified Landlord of its intention to make alterations that it will require the removal of such alterations or additions. This clause shall not apply to moveable equipment or furniture owned by Tenant, which may be removed by Tenant at the end of the term of this Lease if Tenant is not then in default and if such equipment and furniture are not then subject to any other rights, liens and interest of Landlord.

         6.03 TENANT IMPROVEMENTS BY LANDLORD. Landlord shall cause the construction of certain tenant improvements within the Premises ("Tenant Improvements") described in EXHIBIT "D" subsequent to the occupancy date however, no later than sixty days (60) from such occupancy date.

         6.04 SATELLITE DISHES. Landlord shall permit the Tenant to erect up to three (3) satellite dishes or offair antennas (the "Equipment") on the parapet wall/roof of the Building located on the southwest portion of the Building, subject to the terms and conditions herein. Tenant shall submit to Landlord plans for the Equipment prepared by qualified engineers showing all aesthetic, structural, mechanical, and electrical details thereof and of the necessary structural and other changes to the Building required to accommodate the same, all in accordance with all applicable Federal, state, and local laws, statutes, codes, and ordinances, and properly licensed by all applicable governmental authorities. Tenant its agents, customers and business invitees shall only use the Equipment for its own use, and in no event shall Tenant be permitted to allow the Equipment to be used by or for the direct or indirect benefit of anyone other than Tenant. The Equipment shall not be permitted to interfere with any other equipment presently located on the roof, and shall not be visible from ground level, if such equipment would be visible from ground level, then Tenant must erect the satellite dishes on the ground with an appropriate structural cover to avoid visibility subject to Landlords approval not to be unreasonably withheld and in accordance with all applicable Federal, state, and local laws, statutes, codes and ordinances. Any and all structural, electrical or other mechanical changes to the Building and any and all roof or wall penetrations must be specifically approved in writing by the Landlord and shall be performed by a contractor and contractors approved in writing by the Landlord. Upon termination of the Lease, Tenant shall remove the Equipment and restore affected parts of the Building to their former condition. Tenant shall be responsible for the cost of repairing any damage caused by the Equipment and/or installation thereof, and Tenant shall indemnify and hold harmless Landlord from any liability resulting in connection with electromagnetic transmissions from the Equipment.


                       ARTICLE 7.00 CASUALTY AND INSURANCE

         7.01 LANDLORD'S OBLIGATION TO REPAIR AND RECONSTRUCT. Except as otherwise provided in this Article 7.00, if the Premises shall be damaged by fire, the elements, accident or other casualty (any of such causes being referred to herein as a "Casualty"), Landlord shall promptly cause such damage to be repaired and there shall be no abatement of Rent unless such damage results in untenantable space All such repairs shall be made at the expense of Landlord; provided, however, that Landlord shall not be liable for interruption to Tenant's business or for damage to or replacement or repair of Tenant's personal property (including, without limitation inventory, trade fixtures, floor coverings, furniture and other property removable by Tenant under the provisions of this Lease) or to any leasehold improvements installed in the Premises by or on behalf of Tenant, all of which damage, replacement or repair shall be undertaken and completed by Tenant promptly.

         7.02 LANDLORD'S OPTION TO TERMINATE LEASE. If the Premises are (a) rendered wholly untenantable, or (b) damaged as a result of any cause which is not covered by Landlord's insurance or (c) damaged or destroyed in whole or in part during the last three (3) years of the Term, or if the Building is damaged to the extent of fifty percent (50%) or more of the rentable area within, then, in any of such events, Landlord or Tenant may elect to terminate this Lease by giving to Tenant notice of such election within ninety (90) days after the occurrence of such event. If such notice is given, the rights and obligations of the parties shall cease as of the date of such notice, and Rent (other than any Additional Rent due Landlord by reason of Tenant's failure to perform any of its obligations hereunder) shall be adjusted as of the date of such occurrence which renders the Premises wholly untenantable, damaged or destroyed.

         7.03 DEMOLITION OF LANDLORD'S BUILDING. If the Building shall be so substantially damaged that it is reasonably necessary, in Landlord's sole judgment, to demolish same for the purpose of reconstruction, Landlord may demolish the same, in which event Rent shall be abated to the same extent as if the Premises were rendered untenantable by a Casualty.

         7.04 INSURANCE PROCEEDS. If Landlord does not elect to terminate this Lease, Landlord shall, subject to the prior rights of any Mortgagee, disburse and apply any insurance proceeds received by Landlord to the restoration and rebuilding of Landlord's Building in accordance with this Article 7.00. All insurance proceeds payable with respect to the Premises shall belong to and shall be payable to Landlord.

         7.05 PROPERTY INSURANCE. Landlord shall at all times during the term of this Lease maintain a policy or policies of insurance with the premiums paid in advance, issued by and binding upon some solvent insurance company, insuring the Building against all risk of direct physical loss in an amount equal to at least ninety percent of the full replacement cost of the Building structure and its improvements as of the date of the loss; provided, Landlord shall not be obligated in any way or manner to insure any personal property (including, but not limited to, any furniture, machinery, goods or supplies) of Tenant Premises, or any improvements which Tenant may construct on the Premises. Tenant shall have no right in or claim to the proceeds of any policy of insurance maintained by Landlord even if the cost of such insurance is borne by Tenant as set forth in article 2.00.

         7.06 WAIVER OF RIGHT OF RECOVERY. Except as provided in Section 13.13, neither Landlord nor Tenant shall be liable to the other for any damage to any building, structure or other tangible property, or any resulting loss of income, or losses under worker's compensation laws and benefits, unless such damage is due to the negligence of the Landlord or Tenant, even though such loss or damage might have been occasioned by the negligence of such party, its agents or employees. The provisions of this Section shall not limit the indemnification for liability to third parties pursuant to Section 7.07. As used in this paragraph, "damage" refers to any loss, destruction or other damage. Tenant acknowledges that Landlord will not carry insurance on improvements, furniture, furnishings, trade fixtures, equipment installed in or made to the Premises by or for Tenant, and Tenant agrees that Tenant, and not Landlord, will be obligated to promptly repair any damage thereto or replace the same, unless such damage is due to the negligence of Landlord.

         7.07 HOLD HARMLESS. All personal property placed or moved into the Building will be at the sole risk of Tenant or other owner. Landlord will not be liable to Tenant or others for any damage to person or property arising from Hazardous Substances, as hereafter defined, theft, vandalism, HVAC malfunction, the bursting or leaking of water pipes, any act or omission of any cotenant or occupant of the Building or of any other person, or otherwise, unless such damage is due to the negligence of Landlord.

         Landlord and Tenant agree to indemnify, defend and hold harmless each other and its agents from and against all claims, causes of actions, liabilities, judgments, damages, losses, costs and expenses, including reasonable attorneys' fees and costs through all appeals, incurred or suffered by Landlord or Tenant and arising from or in any way connected with the Premises or the use thereof or any acts, omissions, neglect or fault of Landlord or Tenant or any of Landlord or Tenant's Agents, including, but not limited to, any breach of this Lease or any death, personal injury or property damage occurring in or about the Premises or the Building.

         7.08 TENANT'S INSURANCE. Tenant agrees that, at all times during the Lease Term (as well as prior and subsequent thereto if Tenant or any of Tenant's Agents should then use or occupy any portion of the Premises), it will keep in force, with an insurance company licensed to do business in the State of Florida, and acceptable to Landlord, (a) without deductible, comprehensive general liability insurance, including coverage for bodily injury and death, property damage and personal injury and contractual liability as referred to below, in the amount of not less than One Million Dollars ($1,000,000.00), combined single limit per occurrence for injury (or death) and damages to property, (b) with deductible of not more than Five Thousand Dollars ($5,000.00), insurance on an "All Risk or Physical Loss" basis, including sprinkler leakage, vandalism, malicious mischief, fire and extended coverage, covering all improvements to the Premises, fixtures, furnishings, removable floor coverings, equipment, signs and all other decoration or stock in trade, in the amounts of not less than the full replacement value thereof, (c) workmen's compensation and employer's liability insurance, if required by statute, and. Such policies will: (i) include Landlord, Landlord's mortgagees and such other parties as Landlord may reasonably designate as additional insureds, (ii) be considered primary insurance, (iii) include within the terms of the policy or by contractual liability endorsement coverage insuring Tenant indemnity obligations set forth in this Lease, and (v) provide that it may not be canceled or changed without at least thirty (30) days prior written notice from the company providing such insurance to each party insured thereunder. Tenant will also maintain throughout the Lease Term worker's compensation insurance with not less than the maximum statutory limits of coverage. The insurance coverages to be provided by Tenant will be for a period of not less than one year. At least fifteen (15) days prior to the Commencement Date, Tenant will deliver to Landlord original certificates of all such paid-up insurance; thereafter, at least fifteen (15) days prior to the expiration of any policy Tenant will deliver to Landlord such original certificates as will evidence a paid-up renewal or new policy to take the place of the one expiring.


                            ARTICLE 8.00 CONDEMNATION

         8.01 SUBSTANTIAL TAKING. If all or a substantial part of the Premises are taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the Premises for the purpose for which it is then being used, this Lease shall terminate and the Rent shall be abated during the unexpired portion of this Lease effective on the date physical possession is taken by the condemning authority. Tenant shall have no claim to the condemnation award or proceeds in lieu thereof. Tenant shall have no claim to the condemnation award with respect to the leasehold estate but, in a subsequent, separate proceeding, may make a separate claim for trade fixtures installed in the Premises by and at the expense of Tenant and Tenant's moving expense. In no event will Tenant have any claim for the value of the unexpired Lease Term.

         8.02 PARTIAL TAKING. If a portion of the Premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulations, or by right of eminent domain or by purchase in lieu thereof, and this Lease is not terminated as provided in section 8.01 above, Landlord shall at Landlord's sole risk and expense, restore and reconstruct the Building and other improvements on the Premises to the extent necessary to make it reasonably tenantable. The Rent payable under this Lease during the unexpired portion of the term shall be adjusted to such an extent as may be fair and reasonable under the circumstances. Tenant shall have no claim to the condemnation award or proceeds in lieu thereof.


              ARTICLE 9.00 ASSIGNMENT OR SUBLEASE; MORTGAGEE RIGHTS

         9.01 LANDLORD'S CONSENT REQUIRED.

              A. Except as provided below with respect to assignment of this Lease following Tenant's bankruptcy, Tenant will not assign this Lease, in whole or in part, nor sublet all or any part of the Premises, nor license concessions or lease departments therein, nor pledge or encumber by mortgage or other instruments its interest in this Lease (each individually and collectively referred to in this Section as a "transfer") without first obtaining the consent of Landlord, which consent may not be unreasonably withheld conditioned, or delayed and which reasonable consent may be based on the conditions provided below. This prohibition includes, without limitation, any subletting or assignment which would otherwise occur by operation of law, merger, consolidation, reorganization, transfer or other change of Tenant's corporate, partnership or propriety structure. Any transfer to or by a receiver or trustee in any federal or state bankruptcy, insolvency, or similar proceeding shall be subject to, and in accordance with, the provisions described below. Consent by Landlord to any transfer shall not constitute a waiver of the requirement for such consent to any subsequent transfer. In lieu of approving any transfer, Landlord may elect to terminate this Lease as to the portion of the Premises covered by the proposed transfer by giving Tenant notice of such election, in which event, unless Tenant cancels the transfer and notifies Landlord of such cancellation within three (3) days after such notice from Landlord, this Lease and the rights and obligations of the parties hereunder shall cease as of a date set forth in such notice which date shall not be less than sixty (60) days after the date of such notice.

              B. In determining whether to give its reasonable consent to the assignment or subletting of the Premises, Landlord may consider the following:

                 (i) In Landlord's reasonable judgment, the proposed assignee or subtenant or occupant is engaged in a business or activity, which (a) is limited to the use of the Premises set forth in Section 1.06 above, and (b) will not violate any negative covenant as to use contained in any other lease in the Building, There shall be only one proposed assignee or subtenant;

                 (ii) The proposed assignee or subtenant or occupant is a reputable person of good character and with sufficient financial worth considering the responsibility involved, and Landlord has been furnished with reasonable proof thereof;

                 (iii) The form of the proposed sublease or instrument of assignment or occupancy shall be reasonably satisfactory to Landlord, and shall comply with the applicable provisions of this Paragraph; and

                 (iv) The proposed subtenant or assignee or occupant shall not be entitled, directly or indirectly, to diplomatic or sovereign immunity and shall be subject to the service of process in, and the jurisdiction of the courts of the State of Florida;

                 (v) Such transferee shall assume in writing, in a form acceptable to Landlord, all of Tenant's obligations hereunder and Tenant shall provide Landlord with a copy of such assumption/ transfer document,

                 (vi) Tenant shall pay to Landlord a transfer fee of One Thousand Five Hundred Dollars ($1,500.00) prior to the effective date of the transfer in order to reimburse Landlord for any internal costs and expenses incurred with reviewing the legal documents and the execution of the required transfer documentation;

                 (vii) As of the effective date of the transfer and continuing throughout the remainder of the Term, the Base Rent shall not be less than the Base Rent set forth in this Lease;

                 (viii) Tenant to which the Premises were initially leased shall continue to remain liable under this Lease for the performance of all terms, including but not limited to, payment of Rent due under this Lease;

                 (ix) Tenant's guarantor, if any, shall continue to remain liable under the terms of the Guaranty of this Lease and, if Landlord deems it necessary, such guarantor shall execute such documents necessary to insure the continuation of its guaranty;

                 (x) Tenant shall give notice of a requested transfer to Landlord, which notice shall be accompanied by (a) a conformed or photostatic copy of the proposed assignment or sublease, the effective or commencement date of which shall be at least 30 days after the giving of such notice, (b) a statement setting forth in reasonable detail the identity of the proposed assignee or subtenant, the nature of its business and its proposed use of the Premises, (c) current financial information with respect to the proposed assignee or subtenant, including, without limitation, its most recent financial report and (d) such other information as Landlord may reasonably request.

         9.02 TRANSFER OF CORPORATE SHARES. If Tenant is a corporation other than a corporation the outstanding voting stock of which is listed on a "national securities exchange," (as defined in the Securities Exchange Act of 1934) and if at any time after execution of this Lease a majority of the corporate shares shall be transferred by sale, assignment, bequest, inheritance, operation of law or other disposition (including, but not limited to, such a transfer to or by a receiver or trustee in federal or state bankruptcy, insolvency, or other proceedings) so as to result in a change in the present control of said corporation by the person(s) now owning a majority of said corporate shares, Tenant shall give Landlord notice of such event within fifteen
(15) days of the date of such transfer.

         9.03 ACCEPTANCE OF RENT FROM TRANSFEREE. The acceptance by Landlord of the payment of Rent following any assignment or other transfer prohibited by this Article shall not be deemed to be a consent by Landlord to any such assignment or other transfer nor shall the same be deemed to be a waiver of any right or remedy of Landlord hereunder.

         9.04 RIGHTS OF MORTGAGEE. Landlord has the unrestricted right to convey, mortgage and refinance the Building, or any part thereof. Tenant agrees, within seven (7) days after notice, to execute and deliver to Landlord or its mortgagee or designee such instruments as Landlord or its mortgagee may require, certifying the amount of the Security Deposit and whether this Lease is in full force and effect, and listing any modifications. This estoppel certificate is intended to be for the benefit of Landlord, any purchaser or mortgagee of Landlord, or, any purchaser or assignee of Landlord's mortgage. The estoppel certificate will also contain such other information as Landlord or its designee may request. This Lease is and at all times will be subject and subordinate to all present and future mortgages or ground leases which may affect the Building and to all recastings, renewals, modifications, consolidations, replacements, and extensions of any such mortgage(s), and to all increases and voluntary and involuntary advances made thereunder. The foregoing will be self-operative and no further instrument of subordination will be required. In the event that the holder ("Lender") of any encumbrance ("Mortgage") on the Building or any other person acquires title to the Building pursuant to the exercise of any remedy provided for in the Mortgage or by reason of the acceptance of a deed in lieu of foreclosure (the Lender, any other such person and their participants, successors and assigns being referred to herein as the "Purchaser"), Tenant covenants and agrees to attorn to and recognize and be bound to Purchaser as its new Landlord, and except as provided below, this Lease shall continue in full force and effect as a direct Lease between Tenant and Purchaser, except that, notwithstanding anything to the contrary herein or in the Lease, the provisions of the Mortgage will govern with respect to the disposition of proceeds of insurance policies or condemnation or eminent domain awards. So long as the Lease is in full force and effect and Tenant is not in default under any provision of this Lease, and no event has occurred that has continued to exist for a period of time (after notice, if any, required by this Lease) as would entitle Landlord to terminate this Lease or would cause without further action by Landlord, the termination of this Lease or would entitle Landlord to dispossess the Tenant thereunder:

              A. The right of possession of Tenant to the Premises shall not be terminated or disturbed by any steps or proceedings taken by Lender in the exercise of any of its rights under the Mortgage or the indebtedness secured thereby;

              B. This Lease shall not be terminated or affected by said exercise of any remedy provided for in the Mortgage, and any sale by Lender of the Building pursuant to the exercise of any rights and remedies under the Mortgage or otherwise, shall be made subject to this Lease and the rights of Tenant hereunder;

              C. In no event shall Lender or any other Purchaser be:

                 (i) liable for any act or omission of Landlord or any prior landlord;

                 (ii) subject to any offsets or defenses that the Tenant might have against Landlord or any prior landlord; unless such offset or defense is due to a deficiency or default which is continuing following the transfer of Property.

                 (iii) bound by any amendment or modifications of the Lease made without Lender's or such other Purchaser's prior written consent.

              D. Provided that Landlord has previously notified Tenant of Lender's address for notice, Tenant agrees to give prompt written notice to Lender of any default by Landlord that would entitle Tenant to cancel this Lease, and agrees that notwithstanding any provision of this Lease, no notice of cancellation thereof given on behalf of Tenant shall be effective unless Lender has received said notice and has failed within 30 days of the date of receipt thereof to cure Landlord's default, or if the default cannot be cured within 30 days, has failed to commence and to diligently pursue the cure of Landlord's default which gave rise to such right of cancellation. Tenant further agrees to give such notices to any successor of Lender, provided that such successor shall have given written notice of Tenant of its acquisition of Lender's interest in the Mortgage and designated the address to which such notices are to be sent.

              E. Tenant acknowledges that Landlord may execute and deliver to Lender an Assignment of Leases and Rents conveying the Rents under this Lease as additional security for the loan secured by the Mortgage, and Tenant hereby expressly consents to such Assignment.

              F. Tenant agrees that it will not, without the prior written consent of Lender, do any of the following, and any such purported action without such consent shall be void as against Lender:

                 (i)   terminate this Lease except as provided by its terms; or

                 (ii) Tenant agrees to certify in writing to Lender, upon request, whether or not any default known on the part of Landlord exists and the nature of any such default.

                 (iii) The foregoing provisions shall be self-operative and effective without the execution of any further instruments on the part of Lender or Tenant. However, Tenant agrees to execute and deliver to Lender or to any person to whom Tenant herein agrees to attorn such other instruments as either shall request in order to effectuate said provisions.


                               ARTICLE 10.00 LIENS

         10.01 LIENS. TENANT HAS NO AUTHORITY OR POWER TO CAUSE OR PERMIT ANY LIEN OR ENCUMBRANCE OF ANY KIND WHATSOEVER, WHETHER CREATED BY

ACT OF TENANT, OPERATION OF LAW OR OTHERWISE, TO ATTACH TO OR BE PLACED UPON LANDLORD'S TITLE OR INTEREST IN THE PREMISES, AND ANY AND ALL LIENS AND ENCUMBRANCES CREATED BY TENANT SHALL ATTACH TO TENANT'S INTEREST ONLY. Tenant shall not permit any lien or claim for lien of any mechanic, laborer or supplier or any other lien to be filed against the Premises or the Building, or any part of such property arising out of work performed, or alleged to have been performed by, or at the direction of, or on behalf of Tenant. If any such lien or claim for lien is filed, Tenant shall within five (5) days after such filing either have such lien of claim for lien released of record or shall deliver to Landlord a bond or other security in form, content, amount, and issued by a company satisfactory to Landlord indemnifying Landlord, Manager and others designated by Landlord against all costs and liabilities resulting from such lien or claim for lien and the foreclosure or attempted foreclosure thereof. If Tenant fails to have such lien or claim for lien so released or to deliver such bond to Landlord, Landlord, without investigating the validity of such lien, may pay or discharge the same and Tenant shall reimburse Landlord upon demand for the amount so paid by Landlord, including Landlord's expenses and attorneys' fees.


                       ARTICLE 11.00 DEFAULT AND REMEDIES

         11.01 EVENTS OF DEFAULT. If (1) Tenant fails to fulfill any of the terms or conditions of this Lease or any other Lease heretofore made by Tenant for space in the Building or (2) the appointment of a trustee or a receiver to take possession of all or substantially all of Tenant's assets occurs, or if the attachment, execution or other judicial seizure of all or substantially all of Tenant's assets located at the Premises, or of Tenant's interest in this Lease, occurs, or (3) Tenant or any of its successors or assigns or any guarantor of this Lease ("Guarantor") should file any voluntary petition in bankruptcy, reorganization or arrangement, or an assignment for the benefit of creditors or for similar relief under any present or future statute, law or regulation relating to relief of debtors, or (4) Tenant or any of its successors or assigns or any Guarantor should be adjudicated bankrupt or have an involuntary petition in bankruptcy filed against it, or (5) Tenant shall permit, allow or suffer to exist any lien, judgment, writ, assessment, charge, attachment or execution upon Landlord's or Tenant's interest in this Lease or to the Premises, and/or the fixtures, improvements and furnishings located thereon; then, Tenant shall be in default hereunder.

         11.02 TENANT'S GRACE PERIODS. Tenant shall not be in default under the terms of this Lease, notwithstanding the provisions of Section 11.01, unless (1) Tenant fails to pay Rent or Additional Rent on the date due or (2) Tenant fails to cure any other default within thirty days after notice from Landlord specifying the nature of such default (unless such default is of a nature that it cannot be completely cured within said ten (10) day period and steps have been diligently commenced to cure or remedy it within such ten (10) day period and are thereafter pursued with reasonable diligence and in good faith), then Landlord shall have such remedies as are provided under this Lease and/or under the laws of the State of Florida.

         11.03 REPEATED LATE PAYMENT. Regardless of the number of times of Landlord's prior acceptance of late payments and/or late charges, (i) if Landlord notifies Tenant more than twice in any 6-month period that Base Rent or any Additional Rent has not been paid when due, then any other late payment within such 6-month period shall automatically constitute a default hereunder and (ii) the mere acceptance by Landlord of late payments in the past shall not, regardless of any applicable laws to the contrary, thereafter be deemed to waive Landlord's right to strictly enforce this Lease, including Tenant's obligation to make payment of Rent on the exact day same is due, against Tenant.

         11.04 LANDLORD'S REMEDIES FOR TENANT'S DEFAULT.

               A. Landlord's Options. If Tenant is in default of this Lease, Landlord may, at its option, in addition to such other remedies as may be available under Florida law:

                  (1) terminate this Lease and Tenant's right of possession; or

                  (2) terminate Tenant's right to possession but not the Lease and/or proceed in accordance with any and all provisions of paragraph B below.

               B. Landlord's Remedies.

                  (1) Landlord may without further notice reenter the Premises either by force and dispossess Tenant by summary proceedings, as well as the legal representatives) of Tenant and/or other occupants) of the Premises, and remove their effects and hold the Premises as if this Lease had not been made.

                  (2) All Rent and all Additional Rent for the balance of the Term will, at the election of Landlord, be accelerated and the present worth of same for the balance of the Lease Term, net of amounts actually collected by Landlord, shall become immediately due thereupon and be paid, together with all expenses of every nature which Landlord may incur such as (by way of illustration and not limitation) those for attorneys' fees, brokerage, advertising, and refurbishing the Premises in good order or preparing them for re-rental; and/or at Landlord's option. Landlord agrees that it will make all reasonable efforts to mitigate its damages.

                  (3) Landlord may re-let the Premises or any part thereof, either in the name of Landlord or otherwise, for a term or terms which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the Lease Term, and may grant concessions or free rent or charge a higher rental than that reserved in this Lease; and/or at Landlord's option,

                  (4) Tenant or its legal representative(s) will also pay to Landlord as liquidated damages any deficiency between the Rent and all Additional Rent hereby reserved and/or agreed to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the Premises for each month of the period which would otherwise have constituted the balance of the Lease Term.

              C. Landlord's Remedies in Bankruptcy.

                 (1) Anything contained herein to the contrary notwithstanding, if termination of this Lease shall be stayed by order of any court having jurisdiction over any proceeding described in subparagraph A. of this Paragraph, or by federal or state statute, then, following the expiration of any such stay, or if Tenant or Tenant as debtor-in possession or the trustee appointed in any such proceeding (being collectively referred to as "Tenant" only for the purposes of this Paragraph) shall fail to assume Tenant's obligations under this Lease within the period prescribed therefor by law or within fifteen (15) days after entry of the order for relief or as may be allowed by the Court, or if Tenant shall fail to provide adequate protection of Landlord's right, title and interest in and to the Premises or adequate assurance of the complete and continuous future performance of Tenant's obligations under this Lease, Landlord, to the extent permitted by law or by leave of the court having jurisdiction over such proceeding, shall have the right, at its election, to terminate this Lease on fifteen (15) days' notice to Tenant and upon the expiration of said fifteen (15) day period this Lease shall cease and expire as aforesaid and Tenant shall immediately quit and surrender the Premises as aforesaid. Upon the termination of this Lease as provided above, Landlord, without notice, may re-enter and repossess the Premises using such force for that purpose as may be necessary without being liable to indictment, prosecution or damages therefor and may dispossess Tenant by summary proceedings or otherwise.

                 (2) For the purposes of the preceding paragraph (1), adequate protection of Landlord's right, title and interest in and to the Premises, and adequate assurance of the complete and continuous future performance of Tenant's obligations under this Lease, shall include, without limitation, the following requirements:

                     (i) that Tenant comply with all of its obligations under this Lease;

                     (ii) that Tenant pay to Landlord, on the first day of each month occurring subsequent to the entry of such order, or the effective date of such stay, a sum equal to the amount by which the Premises diminished in value during the immediately preceding monthly period, but in no event, an amount which is less than the aggregate Rent payable for such monthly period;

                     (iii) that Tenant continue to use the Premises in the manner originally required by this Lease;

                     (iv) that Landlord be permitted to supervise the performance of Tenant's obligations under this Lease;

                     (v) that Tenant pay to Landlord within fifteen (15) days after entry of such order or the effective date of such stay, as partial adequate protection against future diminution in value of the Premises and adequate assurance of the complete and continuous future performance of Tenant's obligations under this Lease, an additional security deposit in an amount acceptable to Landlord;

                     (vi) that Tenant has and will continue to have unencumbered assets after the payment of all secured obligations and administrative expenses to assure landlord that sufficient funds will be available to fulfill the obligations of Tenant under this Lease;

                     (vii) that if Tenant assumes this Lease and proposes to assign the same (pursuant to Title 11 U.S.C. ss 365, or as the same may be amended) to any person who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to such court having competent jurisdiction over Tenant's estate, then notice of such proposed assignment, setting forth (x) the name and address of such person, (y) all of the terms and conditions of such offer, and (z) the adequate assurance to be provided Landlord to assure such person's future performance under this Lease, including, without limitation, the assurance referred to in Title 11 U.S.C. ss 365(b) (3), as it may be amended, shall be given to Landlord by Tenant no later than fifteen (15) days after receipt by Tenant of such offer, but in any event no later than thirty (30) days prior to the date that Tenant shall make application to such court for authority and approval to enter into such assignment and assumption, and Landlord shall thereupon have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept, or to cause Landlord's designee to accept, an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person less any brokerage commission which may be payable out of the consideration to be paid by such person for the assignment of this Lease; and

                     (viii) that if Tenant assumes this Lease and proposes to assign the same, and Landlord does not exercise its option pursuant to Paragraph
(vii) of this Paragraph, Tenant hereby agrees that:

                            (A) such assignee shall have a net worth not less
than the net worth of Tenant as of the Commencement Date, or such Tenant's obligations under this Lease shall be unconditionally guaranteed by a person having a net worth equal to Tenant's net worth as of the Commencement Date;

                            (B) such assignee shall not use the Premises except
subject to all the restrictions contained in this Lease;

                            (C) such assignee shall assume in writing all of the
terms, covenants and conditions of this Lease including, without limitation, all of such terms, covenants and conditions respecting the Permitted Use and payment of Rent;

                            (D) such assignee shall indemnify Landlord against,
and pay to Landlord the amount of, any payments which Landlord may be obligated to make to any Mortgagee by virtue of such assignment;

                            (E) such assignee shall pay to Landlord an amount
equal to the unamortized portion of any construction allowance made to Tenant;
and

                            (F) if such assignee makes any payment to Tenant, or
for Tenant's account, for the right to assume this Lease (including, without limitation, any lump sum payment, installment payment or payment in the nature of rent over and above the Rent payable under this Lease), Tenant shall pay over to Landlord one-half of any such payment, less any amount paid to landlord pursuant to clause (E) above on account of any construction allowance.

         11.05 LANDLORD'S RIGHT TO PERFORM FOR TENANT'S ACCOUNT. If Tenant fails to observe or perform any term or condition of this Lease within the grace period, if any, applicable thereto, then Landlord may immediately or at any time thereafter perform the same for the account of Tenant. if Landlord makes any expenditure or incurs any obligation for the payment of money in connection with such performance for Tenant's account (including reasonable attorneys' fees and costs in instituting, prosecuting and/or defending any action or proceeding through appeal), the sums paid or obligations incurred, with interest at eighteen percent (18%) per annum, will be paid by Tenant to Landlord within ten
(10) days after rendition of a bill or statement to Tenant. In the event Tenant in the performance or non-performance of any term or condition of this Lease should cause an emergency situation to occur or arise within the Premises or in the Building, Landlord will have all rights set forth in this paragraph immediately without the necessity of providing Tenant any advance notice.

         11.06 TENANT'S RIGHT TO TERMINATE. If at the beginning of the fourth or fifth year of the Lease term, Tenant wishes to terminate this lease agreement, then Tenant must provide one hundred and eighty (180) days written notice to Landlord on the anniversary date and must pay three months of lease payments plus all unamortized commission and tenant improvements for the remainder of the lease term, which shall be eighteen (18) months for the fourth year election and six (6) months for the fifth year election.


                            ARTICLE 12.00 DEFINITIONS

         12.01 ABANDON. "Abandon" means the vacating of all or a substantial portion of the Premises by Tenant, whether or not Tenant is in default of the Rent payment due under this Lease.

         12.02 ACT OF GOD OR FORCE MAJEURE. An "act of God" or "Force Majeure" is defined for purposes of this Lease as strikes, lockouts, sitdowns, material or labor restrictions by any governmental authority, unusual transportation delays, riots, floods, washouts, explosions, earthquakes, fire, storms, weather (including wet grounds or inclement weather which prevents construction), acts of the public enemy, wars, insurrections and any other cause not reasonably within the control of Landlord and which by the exercise of due diligence Landlord is unable, wholly or in part, to prevent or overcome.


                           ARTICLE 13.00 MISCELLANEOUS

         13.01 WAIVER. Failure of Landlord to declare an event of default immediately upon its occurrence, or delay in taking any action in connection with an event of default, shall not constitute a waiver of the default, but Landlord shall have the right to declare the default at any time prior to Tenant's cure and take such action as is lawful or authorized under this Lease. Pursuit of any one or more of the remedies set forth in article 11.00 above shall not preclude pursuit of any one or more of the other remedies provided elsewhere in this Lease or provided by law, nor shall pursuit of any remedy constitute forfeiture or waiver of any Rent or damages accruing to Landlord by reason of the violation of any of the terms, provisions or covenants of this Lease. Failure by Landlord to enforce one or more of the remedies provided upon an event of default shall not be deemed or construed to constitute a waiver of the default or of any other violation or breach of any of the terms, provisions and covenants contained in this Lease.

         13.02 ACT OF GOD. Landlord shall not be required to perform any covenant or obligation in this Lease, or be liable in damages to Tenant, so long as the performance or non-performance of the covenant or obligation is delayed, caused or prevented by an act of God, Force Majeure or by Tenant.

         13.03 JURY TRIAL; ATTORNEY'S FEES. To the extent permitted by law, in any action or proceeding by Landlord for eviction where Landlord has also filed a separate action for damages, Tenant waives the right to interpose any counterclaim in such eviction action. Moreover, Tenant agrees that it shall not interpose or maintain any counterclaim in such damages action unless it pays and continues to pay all Rent, as and when due, into the registry of the court in which the damages action is filed. In the event of any dispute hereunder, or any default in the performance of any term or condition of this Lease, the prevailing party in litigation shall be entitled to recover all costs and expenses associated therewith, including reasonable attorneys' fees.

         13.04 SUCCESSORS. This Lease shall be binding upon and inure to the benefit of Landlord and Tenant and their respective heirs, personal representatives, successors and assigns. It is hereby covenanted and agreed that should Landlord's interest in the Premises cease to exist for any reason during the term of this Lease, then notwithstanding the happening of such event this Lease nevertheless shall remain unimpaired and in full force and effect, and Tenant hereunder agrees to attorn to the then owner of the Premises.

         13.05 RENT TAX. If applicable in the jurisdiction where the Premises are situated, Tenant shall pay and be liable for all rental, sales and use taxes or other similar taxes, if any, levied or imposed by any city, state, county or other governmental body having authority, such payment is to be in addition to all other payments required to be paid to Landlord by Tenant under the terms of this Lease. Any such payment shall be paid concurrently with the payment of the Rent, Additional Rent, Operating Expenses or other charge upon which the tax is based as set forth above.

         13.06 CAPTIONS. The captions appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of any section.

         13.07 NOTICE. All Rent and other payments required to be made by Tenant shall be payable to Landlord at the address set forth in section 1.05. All payments required to be made by Landlord to Tenant shall be payable to Tenant at the address set forth in section 1.05, or at any other address within the United States as Tenant may specify from time to time by written notice. Any notice or document required or permitted to be delivered by the terms of this Lease shall be deemed to be delivered (whether or not actually received) when deposited in the United States Mail, postage prepaid, certified mail, return receipt requested, addressed to the parties at the respective addresses set forth in section 1.05.

         13.08 SUBMISSION OF LEASE. Submission of this Lease to Tenant for signature does not constitute a reservation of space or an option to lease. This Lease is not effective until execution by and delivery to both Landlord and Tenant.

         13.09 CORPORATE AUTHORITY. If Landlord or Tenant executes this Lease as a corporation, each of the persons executing the Lease on behalf of Landlord or Tenant does hereby personally represent and warrant that Landlord or Tenant is a duly authorized and existing corporation, that Landlord or Tenant is qualified to do business in the state in which the Premises are located, that the corporation has full right and authority to enter into this Lease, and that each person signing on behalf of the corporation is authorized to do so. In the event any representation or warranty is false, all persons who execute this Lease shall be liable, individually, as Landlord or Tenant.

         13.10 SEVERABILITY. If any provision of this Lease or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Lease and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

         13.11 LANDLORD'S LIABILITY. If Landlord shall be in default under this Lease and, if as a consequence of such default, Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the right, title and interest of Landlord in the Building or any other real property as the same may then be encumbered and neither Landlord nor any person or entity comprising Landlord shall be liable for any deficiency.

         13.12 RADON GAS. The following statement has been included in this lease as required by Florida Statutes 404.056 (6): "Radon Gas: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of Radon that exceed Federal and State guidelines have been found in buildings in Florida. Additional information regarding Radon and radon testing may be obtained from your county public health unit".

         13.13 HAZARDOUS SUBSTANCES.

               A. Prohibition of Storage. As used herein, "Hazardous Materials Laws" means all federal, state and local laws, statutes, ordinances and regulations, rules, rulings, policies, orders and administrative actions and orders relating to industrial hygiene, environmental protection or the use, analysis, generation, manufacture, storage, disposal or transportation of any oil, flammable explosives, asbestos, urea formaldehyde, radioactive materials or waste, infectious waste, or other hazardous, toxic, contaminated or polluting materials, substances or wastes, including, without limitation, any "hazardous substances," "hazardous wastes," "hazardous materials" or "toxic substances" under any such laws, ordinances or regulations (collectively, "Hazardous Materials"). Tenant shall, at its own expense, at all times and in all respects:
(i) comply with all Hazardous Materials Laws regarding Hazardous Materials introduced in or about the Building by or at the direction of Tenant or in connection with Tenant's use of the Premises ("Tenant's Hazardous Materials"); and (ii) procure, maintain in effect and comply with all conditions of any and all permits, licenses and other governmental and regulatory approvals relating to Tenant's Hazardous Materials within, on, under or about the Building in conformity with all applicable Hazardous Materials Laws and prudent industry practices regarding management of such Hazardous Materials. Landlord recognizes and agrees that Tenant may use Tenant's Hazardous Materials in normal quantities that are applicable to general office use and that such use by Tenant shall not be deemed a violation of this Section, so long as the levels are not in violation of any Hazardous Materials Laws. Upon termination or expiration of the Lease, Tenant shall, at its own expense, cause all of Tenant s Hazardous Materials to be removed from the Premises and Building Common Area and transported for use, storage or disposal in accordance and compliance with all applicable Hazardous Materials Laws. Landlord acknowledges that it is not the intent of this Article to prohibit Tenant from operating its business as described in this Lease. Tenant may operate its business according to the custom of the industry so long as the use or presence of Tenant's Hazardous Materials is strictly and properly monitored according to all applicable governmental requirements. Notwithstanding anything herein to the contrary, Tenant shall not be entitled to install any tanks under, on or about the Premises for the storage of Hazardous Materials without the express written consent of Landlord which Landlord shall be entitled to withhold in its sole and arbitrary discretion. Tenant shall indemnify, protect, defend (by counsel reasonably acceptable to Landlord), and hold Landlord free and harmless from and against any and all claims, liabilities, penalties, forfeitures, losses and expenses (including attorneys' fees) or death of or injury to any person or damage to any property whatsoever, including, without limitation, the Building common area, arising from or caused in whole or in part, directly or indirectly, by the presence in or about the Building of any of Tenant's Hazardous Materials or by Tenant's failure to comply with any Hazardous Materials Law regarding Tenant's Hazardous Materials or in connection with any removal, remediation, clean up, restoration and materials required hereunder to return the Premises and any other property of whatever nature to their condition existing prior to the appearance of Tenant's Hazardous Materials. The foregoing indemnity shall also include any consultant, laboratory and expert fees incurred by Landlord and diminution in the value of the Premises (or the Building in which same is located), damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises and damages arising from any adverse impact on marketing of space.

               B. Disclosure Warning and Notice Obligations. Tenant shall comply with all laws, ordinances and regulations in the State where the Premises is located regarding the disclosure of the presence or danger of Tenant's Hazardous Materials. Tenant acknowledges and agrees that all reporting and warning obligations required under the Hazardous Materials Laws with respect to Tenant's Hazardous Materials are the sole responsibility of Tenant, whether or not such Hazardous Materials Laws permit or require Landlord to provide such reporting or warnings, and Tenant shall be solely responsible for complying with such Hazardous Materials Laws regarding the disclosure of, the presence or danger of Tenant's Hazardous Materials. Tenant shall immediately notify Landlord, in writing, of any complaints, notices, warnings, reports or asserted violations of which Tenant becomes aware relating to Hazardous Materials on or about the Premises. Tenant shall also immediately notify Landlord if Tenant knows or has reason to believe Tenant's Hazardous Materials have or will be released in or about the Building.

               C. Environmental Tests and Audits. Tenant may from time to time perform or cause to be performed, any Hazardous Materials surveys, studies, reports or inspection, relating to the Premises without obtaining Landlord's advance written consent, which consent may be withheld in Landlord's sole discretion. At any time prior to the expiration of the Lease Term, Landlord shall have the right to enter upon the Premises in order to conduct appropriate tests and to deliver to Tenant the results of such tests to demonstrate that levels of any Hazardous Materials in excess of permissible levels has occurred as a result of Tenant's use of the Premises. Upon Landlord's request, Tenant shall provide Landlord with lists of au Hazardous Materials used, stored or located in or on the Premises.

               D. Survival/Tenant's Obligations. The respective rights and obligations of Landlord and Tenant under this Article shall survive the expiration or termination of this Lease.


               E. Landlord represents that as of the Commencement date, the Premises shall be free of all Hazardous materials. Further Landlord represents that no Hazardous materials have been stored or generated at the Premises other than in compliance with all Hazardous materials laws.

         13.14 DELIVERY OF GUARANTY. At or prior to the parties execution of this Lease Landlord has delivered to Tenant a form of guaranty (the "Guaranty") to be signed by the Guarantors, if any, identified above. Tenant's failure to deliver the Guaranty fully executed by the Guarantors within 5 days from the earliest date on which this Lease has been signed by the parties shall constitute an Event of Default.


                      ARTICLE 14.00 REAL ESTATE COMMISSION

         14.01 BROKERS. Landlord warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease except the broker and cooperating broker named above, and that it knows of no other real estate broker or agent who is or might be entitled to a commission in connection with this Lease. Landlord agrees to pay all real estate commissions due in connection with this Lease to the broker named above, and Landlord agrees to indemnify and hold harmless Tenant from and against any liability or claim, whether meritorious or not, arising with respect to any broker not so named above, which claim arises by, through or on behalf of Landlord. Tenant warrants and represents that it has had no dealings with any real estate broker or agent in connection with the negotiations of this Lease except the broker and cooperating broker named above, and that it knows of no other real estate broker or agent who is or might be entitled to a commission in connection with this Lease, and Tenant agrees to indemnify and hold harmless Landlord from and against any liability or claim, whether meritorious or not, arising with respect to any broker no so named below, which claim arose by, through or on behalf of Tenant.

              ARTICLE 15.00 AMENDMENT AND LIMITATION OF WARRANTIES

         15.01 ENTIRE AGREEMENT. IT IS EXPRESSLY AGREED BY TENANT, AS A MATERIAL CONSIDERATION FOR THE EXECUTION OF THIS LEASE, THAT THIS LEASE, WITH THE SPECIFIC REFERENCES TO WRITTEN EXTRINSIC DOCUMENTS, IS THE ENTIRE AGREEMENT OF THE PARTIES; THAT THERE ARE, AND WERE NO VERBAL REPRESENTATIONS, WARRANTIES, UNDERSTANDINGS, STIPULATIONS, AGREEMENTS OR PROMISES PERTAINING TO THIS LEASE OR TO THE EXPRESSLY MENTIONED WRITTEN EXTRINSIC DOCUMENTS NOT INCORPORATED IN WRITING IN THIS LEASE. EXCEPT AS PROVIDED ELSEWHERE, HEREIN. Notwithstanding the above, Landlord is not aware of any material defects of the Premises.

         5.02 AMENDMENT. THIS LEASE MAY NOT BE ALTERED, WAIVED, AMENDED OR EXTENDED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY LANDLORD AND TENANT.

         5.03 LIMITATION OF WARRANTIES. LANDLORD AND TENANT EXPRESSLY AGREE THAT LANDLORD HAS NOT MADE AND DOES HEREBY EXPRESSLY DISCLAIM ANY AND ALL IMPLIED WARRANTIES OR MERCHANTABILITY, HABITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OF ANY OTHER KIND ARISING OUT OF THIS LEASE, AND THERE ARE NO WARRANTIES WHICH EXTEND BEYOND THOSE EXPRESSLY SET FORTH IN THIS LEASE.


                        ARTICLE 16.00 FINANCIAL REPORTING

         6.01 FINANCIAL STATEMENTS. Throughout the term of this Lease, Tenant shall furnish Landlord with true and correct copies of Tenant's audited financial statements within ninety (90) days after the close of Tenant's fiscal year. Prior to or simultaneously with the execution of this Lease, Tenant shall furnish Landlord true and correct copies of Tenant's most recent financial statements, which must be in form and content acceptable to Landlord. Such Financial information is confidential, and may only be shared with Landlord's accountants and lenders.

                            ARTICLE 17.00 SIGNATURES



SIGNED AT __________________________________________ this _______ day of
_____________, 1998/


WITNESSES:                             LANDLORD

                                       UNIPOWER Corporation, a Delaware
                                       corporate

_________________________________      By:/s/ Bianca M. Gallo
                                          -------------------
                                          Name:
                                          Title:

WITNESSES                              TENANT

                                       Park N' View, a Delaware corporation

                                       By:/s/ Tony Allen
                                       -----------------------
________________________________          Name:
                                          Title:

                                   EXHIBIT "A"
                               DESCRIPTION OF SITE



         Parcel 1 of GREATER CORAL SPRINGS RESEARCH AND DEVELOPMENT PARK ADDITION NO. V, according to the plat thereof recorded in Plat Book 161, at Page 28, of the Public Records of Broward County, Florida.

                                   EXHIBIT "B"
                                   DECLARATION



This instrument prepared and
recorded by and to be returned to:
Barry E. Somerstein, Esq.
Howard D. Cohen, Esq.
RUDEN, MCCLOSKY, SMITH,
SCHUSTER & RUSSELL, P.A.
200 E. Broward Blvd.
Fort Lauderdale, FL 33031

                    DECLARATION OF COVENANTS AND RESTRICTIONS

                                       FOR

                       GREATER CORAL SPRINGS RESEARCH AND

                           DEVELOPMENT PARK ADDITION V

THIS DECLARATION OF COVENANTS AND RESTRICTIONS is made this 18 day of December, 1996, by BANKATLANTIC, F.S.B., a Federal Savings Bank, its successors and assigns ("Declarant").

                              W I T N E S S E T H:

         WHEREAS, Declarant is the owner of the real property located in Broward County, Florida ("Property") the legal description of which is attached hereto as Exhibit A and made a part hereof, and the Declarant desires to create thereon a planned business park; and

         WHEREAS, Declarant desires to provide for the preservation and enhancement of the property values, amenities and opportunities in said business park and for the maintenance of the properties and improvements thereon, and to this end desires to subject the Property, to the covenants, restrictions, easements, charges and liens hereinafter set forth, each and all of which is and are for the benefit of said property and each owner thereof; and

         WHEREAS, Declarant has deemed it desirable, for the efficient preservation of the values and amenities in said business park, to create the Research Park Association, Inc. ("Association") to which should be delegated and assigned the powers of owning, maintaining and administering the

[PAGE TWO MISSING FROM ORIGINAL]

its successors and assigns. Declarant's assigns shall be deemed to include only such party or parties whom (or which) Declarant designates. Any designation may be made with respect to all or any portion of Declarant's rights and functions hereunder or of the Property. An Owner shall not solely by the purchase of a Site be deemed a successor or assign of Declarant, unless such Owner is specifically so designated as a successor or assign of such rights as a Declarant in the instrument of conveyance or any other instrument executed by Declarant.

         9. "Improvement" shall mean and include, but shall not be limited to,
(a) the construction, installation, erection, or expansion of any buildings, structures, or other Improvements (such as parking areas, loading areas, railroad tracks, fences, walls, hedges, mass planting, poles, driveways, berms, ponds, lakes, signs, changes in any exterior color or shape, glazing or reglazing of exterior windows with mirrored or reflective glass, and other exterior construction or improvement, whether initially constructed or any subsequent change thereto), (b) the demolition or destruction, by voluntary action of any building, structure or other Improvements, (c) the grading, excavation, filling or similar disturbance to the surface of the land including, without limitation, change of grade, change of ground level, change of drainage pattern or change of stream bed, (d) landscaping, planting, clearing or removing of trees, shrubs, grass or plants, and (e) any change or alteration of any previously approved Improvement to the Property including, without limitation, any change of exterior appearance.

         10. "Institutional Mortgagee" shall mean any lending institution holding a construction mortgage lien on any portion of the Property or having a first lien on a Site, including any of the following institutions: an insurance company or subsidiary thereof, a federal or state savings and loan association, a federal or state savings bank, a federal or state building and loan association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, a national or state banking association, the respective County Housing Authority or similar entity, a real estate investment trust, any mortgage banking company authorized to do business in the State of Florida, any issuer of mortgage backed securities, any Real Estate Investment Mortgage Conduit (as defined in Section 860 of the Internal Revenue Code), any entity providing credit enhancement or direct financing in any "synthetic" or "bondable" leasing transaction, any other form of entity issuing commercial mortgage backed securities secured in whole or in part by a mortgage, lease, or other security instrument relating to a Site, or any purchase money mortgage taken back by the Declarant.

         11. "Member" shall mean and refer to a Person entitled to membership in the Association, as provided herein.

         12. "Occupant" shall mean the occupant of a Site who shall be the Owner, the lessee, subtenant and/or their respective guest and invitee.

         13. "Owner" or "Site Owner" shall mean the fee simple title holder of any Site, whether one or more persons or entities, but excluding in all cases any party holding an interest merely as security for the performance of an obligation.

         14. "Person" shall mean a natural person, a corporation, a partnership, a trust or a trustee, an association, or any other legal entity.

         15. "Plat" shall mean the Greater Coral Springs Research and Development Park Addition V, according to the Plat thereof recorded in Plat Book 161, at Page 28, of the Public Records of Broward County, Florida, as may be amended from time to time by the Declarant or, after the Transfer Date, by the Association.

         16. "Property" shall mean all of the property subject to this Declaration. The real property is described in Exhibit A, which is attached to this Declaration now or may be attached to this Declaration at some date in the future, and made a part hereof.

         17. "Site" shall mean a contiguous area of land within the Property which is owned of record by the same Owner, which land may consist of more than one parcel of real property or combination of parcels or portions of parcels.

         18. "Subsequent Amendment" or "Supplemental Declaration" shall mean an amendment to this Declaration which adds additional real property to that covered by this Declaration, or which withdraws real property from that covered by this Declaration. Such Subsequent Amendment may, but is not required to, impose, expressly or by reference, additional restrictions and obligations on the land submitted by that Subsequent Amendment to the provisions of this Declaration.

         19. "Transfer Date" shall mean the date that the Declarant relinquishes the right to appoint a majority of the directors to the Board of Directors of the Association. The Transfer Date shall occur not later than one hundred twenty
(120) days after the date of the closing of the last Site to be sold by the Declarant in the Property.

         20. The use of gender is deemed to include all genders; the use of the singular includes the plural and the use of the plural includes the use of the singular.

                                   ARTICLE 11

                          EASEMENTS AND PROPERTY RIGHTS

         1. There is hereby created as an appurtenant easement for the benefit of each Site an ingress and egress easement for vehicular and pedestrian traffic over all those portions of the Property (including portions of each Site) which are paved parking and drive surfaces existing from time to time which easement may be utilized by each Occupant and their guests and invitees for ingress and egress (but not parking) to and from each Site over the paved parking and drive surfaces of the Complex. Notwithstanding the foregoing, Site Owners shall have the right to develop and redevelop their respective Sites from time to time, subject to obtaining approval as herein provided, and that such easement for ingress and egress shall only be over the paved surfaces that exist from time to time on each Site. The Association shall have the authority to establish and enforce reasonable speed limits on said roadways and drives.

         2. There presently exists a certain paved driveway running East to West (the "Common Drive") straddling, approximately on its centerline, the northern boundary of that certain Site, more particularly described in Exhibit D attached hereto and made a part hereof (the "Site A") and the southern boundary of that certain Site more particularly described on Exhibit E attached hereto and made a part hereof ("Site B"). The Common Drive may be used, on a non-exclusive basis, by the Owners and the Occupants of all Sites for vehicular and pedestrian access to and from the Sites within the Complex. No Person shall construct or permit to exist on the Common Drive any obstructions to the passage thereover of vehicles or pedestrians. The Common Drive shall be maintained and repaired by the Owner of Site A, in a clean and good condition, free from trash accumulation and free from potholes. The Owner of Site A shall cause the cost of maintenance and repairs of the Common Drive to be charged separate and apart from any other maintenance or repair costs incurred by the Owner of Site A, and the cost of all maintenance and repairs to the Common Drive shall be paid one-half by the Owner of Site A and the remaining one-half by the Owner of Site B. The owner of Site B shall reimburse the Owner of Site A for one-half (1/2) of the bona fide costs and expenses incurred in connection with maintaining the common drive, which reimbursement shall be made within thirty (30) days after written demand therefore, together with reasonable evidence of the costs incurred in connection with maintaining the common drive. In the event the Owner of Site A shall fail to maintain the Common Drive, then the Owner of Site B and/or the Association shall have the right to perform the maintenance of the Common Drive upon providing the Owner of Site A with written notice and a thirty (30) day opportunity to cure its beach in failing to maintain the Common Drive. In the event that the Owner of Site A shall fail to maintain the Common Drive within such thirty (30) day period, then either the Owner of Site B and/or the Association shall have the right to perform the maintenance for the Common Drive and in the event the Owner of Site B shall perform such maintenance, the Owner of Site A shall reimburse the Owner of Site B for one-half (1/2) of the costs and expenses incurred in connection with performing the maintenance of the Common Drive within thirty (30) days of written demand together with reasonable documentation evidencing the costs incurred in connection with such maintenance, and in the event that the Association shall perform such maintenance, then the Owner of Site A and the Owner of Site B shall each be responsible to reimburse the Association for one-half (1/2) of any costs and expenses incurred by the Association in connection with maintaining the Common Drive, which reimbursement shall be made within thirty (30) days after written demand together with reasonable documentation evidencing such costs incurred by the Association. In the event any party shall fail to reimburse the party entitled to such reimbursement as set forth above, then the party entitled to such reimbursement shall be entitled to any and all remedies available at law or in equity, including, but not limited to, being reimbursed for reasonable attorneys' fees and court costs through all trial and appellate levels together with interest on any sums owed to such party at the rate of eighteen percent (1 8%) per annum from the date such reimbursement was due until paid.

         3. Declarant reserves the right to amend this Declaration unilaterally at any time, without prior notice and without the consent of any Person, for the sole purpose of adding certain portions of the Property then owned by Declarant (or its affiliates) to the provisions of this Declaration. To effectuate such addition, Declarant shall record amongst the Official Records a Supplemental Declaration, which shall extend the scheme of the restrictions, easements, and limitations . of this Declaration to such additional land. Each Supplemental Declaration shall contain a legal description of the land added or annexed.

         4. There is hereby created as an appurtenant easement for the benefit of each Site an easement through and under the Property for (i) installation, use, service, repair and maintenance of the underground power, electric transmission, television cable, telecommunications, lighting, telephone, gas, water, sewer and irrigation systems, (ii) underground drainage, and (iii) security services, governmental and quasi-governmental services, including, but not limited to, police and fire protection together with rights of ingress, egress and access for persons and equipment necessary for the aforementioned purposes for the benefit of Declarant (or its affiliates), the Association, the Owners, and all appropriate utility companies, agencies, franchises or governmental or quasi-governmental agencies. Notwithstanding the foregoing, no such easement shall be permitted or deemed to exist which may cause any building, permanent structure or other Improvement within the Property which have been constructed or are contemplated to be constructed and prior to the use of such easement to be materially altered or detrimentally affected thereby nor shall any such easements be granted or deemed to exist under any such structures or buildings so built prior to the actual use of such easement. Additionally, notwithstanding the foregoing, any easement not in existence as of the date of the recording of this Declaration shall only be permitted or deemed to exist over another Site, provided that the Owner requesting such easement over another Owner's Site shall submit a request to the Owner of such Site showing the location of such utility easement on the Site, and provided that the Owner of such Site consents to such easement and its location, which consent shall not be unreasonably withhold. The foregoing shall not preclude such easements under then-existing Improvements other than buildings or structures (such as, but not limited to, a fence, driveway, parking or landscaping area); provided, that (i) the use and enjoyment of the easement and the installation of the facilities in connection therewith would not result in other than minor, temporary alterations to such Improvements other than a building or structure (such as, but not limited to, temporary alterations or removal of a fence or temporary excavation within a driveway, or parking access area); and (ii) the same is repaired and/or restored, as the case may be, at the expense of one making use of such easement within a reasonable period of time thereafter.

         5. Declarant reserves the right to amend this Declaration unilaterally at any time, without prior notice and without the consent of any Person, for the sole purpose of removing certain portions of the Property then owned by Declarant (or its affiliates) from the provisions of this Declaration to this extent included originally in error or as a result of any changes whatsoever in the plans for the Complex desired to be effected by Declarant; provided, however, such withdrawal shall not be unequivocally contrary to the overall, uniform scheme of development for the Complex, as determined by Declarant in the exercise of its reasonable judgment. To effectuate such withdrawal, Declarant shall record amongst the Official Records a Subsequent Amendment, which amendment shall contain a statement including such intent and determination to withdraw that portion. of real property legally described therein from the designation as Property being subject to this Declaration. Upon recording of a Subsequent Amendment, the property described therein shall no longer be part of the Property and may be developed and/or used for any purposes allowed by law.

         6. In the event any Owner shall cause damage to the property of any other Owner in connection with its utilization of the easement rights created pursuant to this Declaration, then the Owner causing damage to the other Owner shall be responsible to reimburse such Owner for the compensatory damages caused to the other property Owner.

         7. Nothing contained in this Declaration is intended to or shall be construed to limit any Owner from reasonably restricting access over any paved areas on such Owner's property as reasonably necessary from time to time (not to exceed one [1] day per year) to prevent a public dedication of such surfaces.

                                   ARTICLE III

                          MEMBERSHIP AND VOTING RIGHTS

         1. Declarant has heretofore caused the Association to be incorporated. Every Owner of a Site shall automatically be and become a Member of the Association during, and only during, all periods of such Owner's ownership of such Site. The Association shall be governed in accordance with its Articles and its By-Laws. The purposes of the Association shall be to enforce the covenants, restrictions, easements, conditions, and other limitations set forth in this Declaration, to appoint the members of the Board from and after the date Declarant ceases to make such appointments, to assume such other obligations with respect to the Property as the Association deems appropriate, and to fulfill such other purposes as Declarant may deem necessary or appropriate to enable the Association to carry out the purpose and intent of this Declaration.

         2. The directors first appointed may be appointed by Declarant for staggered terms of one, two or three years, at Declarant's election. Succeeding directors shall each serve a term of one year. Any director not appointed by Declarant shall be elected by the Owners at the times and in the manner prescribed in the By-Laws. Declarant shall, notwithstanding anything herein to the contrary, retain the right to appoint a majority of the directors to the Board of the Association until the Transfer Date.

         3. Every Owner shall be deemed to have a membership in the Association-No Owner, whether one or more Persons, shall have more than one membership per Site owned. In the event the Owner of a Site is more than one Person, votes and rights of use and enjoyment shall be as provided for herein. The rights and privileges of membership may be exercised by the Owner or, in the case of a corporate owner or partnership, by the individual person designated by such corporate owner or partnership in writing delivered to the Association. No Occupant or other third party may exercise any right or privilege of a Member except pursuant to a written proxy issued by the Owner of the Site, which proxy must be on file with the Secretary of the Association.

         4. The Association shall have two classes of membership, Class "A" and Class "B," as follows:

            A. Class "A". "Class "A" Members" shall be all Owners with the exception of the Class "B" Member, if any. Class "A" Members shall be entitled on all issues to the number of votes determined in accordance with the formula set out in Exhibit F attached hereto. Unless otherwise specified in this Declaration or the By-Laws, the votes for each Site shall be exercised by the Site Owner. In any situation where a Member is entitled personally to exercise the votes for his Site and when more than one Person holds the interest in any Site required for membership, the votes for such Site shall be exercised as those Persons themselves determine and advise the Secretary of the Association prior to any meetings. In the absence of such advice, the Site's vote shall be suspended in the event more than one Person seeks to exercise it. Any Owner of a Site which is leased may, in the lease or other written instrument, assign the voting right appurtenant to that Site to the lessee, provided that a copy of such instrument is furnished to the Secretary of the Association prior to any meeting.

            B. Class "B". The "Class B" Member shall be Declarant, and its successors and assigns, or a representative thereof designated by it in a written notice to the Association, who shall have and cast one (1) weighted vote (based on the formula set forth in Exhibit F) in all Association matters, plus three (3) votes for each vote which may be cast by the "Class A" Members. The "Class B" Member may be removed and replaced by Declarant in its sole discretion. The "Class B" membership shall cease and terminate (and convert to a "Class A" membership) at such time as Declarant elects, but in no event later than the Transfer Date. From and after the conversion to Class "A" membership, the Class "B" Member shall be deemed to be a Class "A" Member entitled to the votes for each Site in which it holds an interest as determined pursuant to the formula set out in Exhibit F.

                                   ARTICLE IV

                 GENERAL CHARACTER, PURPOSE AND USE OF PROPERTY

         1. It is the intent of this Declaration to ensure that the Property will be maintained as an attractive, park-like setting for business and industry with attractive high-quality structures, proper and desirable uses and appropriate development of all of the Property. This Article shall be used by the Declarant and the Association as a general standard in interpreting the provisions of this Declaration and judging performance hereunder, in approving or disapproving the development of Sites, and in carrying out the overall development of the Property.

         2. Without the written consent of Declarant (or the Association after the Declarant no longer owns any Site), the Sites shall be used solely as commercial business and/or industrial use. Nothing herein shall be deemed to prevent an Owner from leasing a building to a commercial business or industrial use as may be permitted under applicable zoning laws, subject to all of the terms, conditions and covenants contained in this Declaration.

         3. Notwithstanding anything to the contrary contained herein, there is hereby reserved two hundred twenty five thousand (225,000) square feet of industrial use as set forth on the plat of GREATER CORAL SPRINGS RESEARCH AND DEVELOPMENT PARK ADDITION V, recorded in Plat Book 161, Page 28, of the Public Records of Broward County, Florida ("Plat") for Parcels 3 and 4 of the Plat.

         4. Without the written consent of Declarant (or the Association after the Declarant no longer owns any Site), all Site Owners and future Owners are prohibited from entering into gas, oil, minerals, metals, or other petroleum products leases on the Property. This covenant and provision shall run with the land and restrict its use for this purpose until the end of time. The Site Owner shall not permit any nuisance to exist upon his Site so as to be detrimental to any other Site or to its Owners.

         5. Without the written consent of Declarant (or the Association after the Declarant no longer owns any Site) which shall not be unreasonably withheld, a Site shall not be further subdivided or separated by any Owner; and no portion less than all of any such Site, nor any easement or other interest granted herein, shall be conveyed or transferred by an Owner; provided, however, that this shall not prevent corrective deeds, deeds to resolve boundary disputes, and other similar corrective instruments. Nothing contained herein is intended to restrict the Owner from granting additional easements upon its Property, provided such easements do not interfere with the easements provided in this Declaration.

         6. The Site may be used in any trade, business, profession, or for any other commercial use permitted by the Governmental Ordinances having jurisdiction over same, subject to the covenants and restrictions set forth in this Declaration (or as otherwise permitted in writing by Declarant (or the Association after the Declarant no longer owns any Site). The Owner may lease the Site for any purpose permitted by any governmental ordinances or laws having jurisdiction over same, subject to all of the terms and provisions contained in this Declaration. Notwithstanding the foregoing, unless authorized in writing by the Declarant (or the Association after the Declarant no longer owns any Site), no Site may be used as: (i) "adult" book or video stores, nude photography studios or any nude or otherwise suggestive entertainment; (ii) any store selling inventory not available for sale or rental to children under eighteen (I
8) years old because such inventory explicitly deals with or depicts human sexuality; (iii) a flea market; (iv) an auditorium, meeting hall or other place or public assembly; (v) any type of karate facility, gymnasium, health club, physical fitness facility (other than for the exclusive use of the employees of any occupant of the Site) or any exercise or dance studio; (vi) an off-track betting business; (vii) a billiard or pool hall; (viii) for bingo or other similar game of chance; (ix) a massage parlor; (x) a game or video arcade; and (xi) a nightclub.

         7. Nothing contained herein shall prohibit the Declarant from carrying on any and all types of activity necessary to accomplish develop and operate the Sites owned by Declarant which are conveyed to third parties.

         8. No automatic teller machine or similar equipment ("ATM") shall be installed from and after the date hereof on the Property without the prior written consent of Declarant.

         9. The Site Owners shall abide by each and every reasonable rule and regulation promulgated from time to time by the Board. The Board shall give an Owner in violation of the rules and regulations, written notice of the violation by U.S. Certified Mail, return receipt requested, and 15 days in which to cure the violation.

         10. Should the Declarant or Association be required to seek enforcement of any provision of the Declaration or the rules and regulations for the Complex, then and in that event, the offending Site Owner shall be responsible for the actions or non-actions of its occupants, lessees, employees, customers, contractors, and sub-contractors.

                                    ARTICLE V

                                   MAINTENANCE

         1. All maintenance of a Site and all structures, parking areas and other Improvements within a Site shall be the sole responsibility of the Owner (and Occupant) thereof, who shall perform such maintenance in a neat and first class appearance and in a manner consistent with the terms of this Declaration; provided, however, if this work is not properly performed by the Owner, the Association may perform it and assess the Owner for the costs and expenses of such maintenance; provided, further, however, except when entry is required due to an emergency situation, the Association shall afford the Owner reasonable notice and an opportunity to cure the problem prior to such entry.

         2. Buildings, landscaping and other Improvements shall be continuously maintained by or on behalf of the Owner of each Site unless authorized in writing to the contrary by the Declarant (or the Association after the Declarant no longer owns any Site) so as to preserve a well-kept appearance especially along the perimeters of any Site. The Association may from time to time without obligation, inspect and observe Site and landscape maintenance to be performed by or on behalf of the Owner of each Site and if not satisfied with the level of maintenance on a Site shall notify the Owner in writing. The Site Owner shall have fifteen (15) days from the date of receipt of notice to commence and complete such maintenance; provided, however, if the necessary maintenance would take longer to cure, the Site Owner's right to cure shall be extended as reasonably required to perform such maintenance obligation, provided that the Site Owner commences maintenance within fifteen (15) days of notice and diligently pursues same to completions. If, within fifteen (15) days after notification, in the Association's opinion, maintenance has not been brought to acceptable standards in conformance with the following maintenance standards or the Site Owner has not commenced and diligently pursued its maintenance obligations, the Association may order the work done at the Site Owner's expense and may treat the charge as an assessment. The Board may either directly or through a committee (designated by the Board), enforce maintenance standards which shall include (but not be limited to) the following:

            A. Trash. All trash and garbage shall be placed in designated containers of a maximum size established from time to time by the Board, or within the Owner's contained service area and all trash areas shall be screened and properly landscaped. Regular trash removal shall be the responsibility of the Owner or Occupant of each Site.

            B. Landscaping. All landscaped areas, including sodded areas, shall be regularly irrigated as required, and shall receive regular maintenance including trimming, fertilization, mowing, and replacement of diseased or dying plant materials as required unless authorized in writing to the contrary by the Declarant (or the Association after the Declarant no longer owns any Site). All irrigation systems shall be underground, automatic, kept in good repair, and shall not discolor any wall, sign or other structure. Perimeter landscaping shall be maintained so as to avoid blight and preserve the beauty, quality and value of the Complex and to maintain a uniform and sightly appearance unless authorized in writing to the contrary by the Declarant (or the Association after the Declarant no longer owns any Site).

            C. Parking Lots and Sidewalks. Unless authorized in writing to the contrary by the Declarant (or the Association after the Declarant no longer owns any Site), all parking lots, sidewalks and other hard surface areas shall be swept and cleaned regularly and cracks and damaged areas of sidewalks shall be repaired or replaced as required. Damaged or eroding areas of the asphalt parking surface shall be replaced as required and an overall resurfacing of the parking area will be done as necessary. Broken bumper stops and/or curbing shall be replaced as required and drainage inlets, storage sewers and any surface drainage facilities shall be maintained in good repair and shall remain clear of debris so as to enable the proper flow of water.

            D. Lighting. Unless authorized in writing by Declarant (or by the Association after the Declarant no longer owns any Site), levels of light intensity in the areas of all exterior walkways and parking areas, and of all illuminated signs, shall be maintained at safe levels and bulbs shall be replaced expeditiously as failure occurs. Light standards shall be maintained in good repair and shall be kept functional at all times.

            E. Painting. All painted surfaces shall be repainted on a regular schedule as required to maintain exterior appearance in a clean, neat and orderly manner.

            F. Signs. All signs and sign walls shall be maintained in good repair so as to be clear and legible. Any discoloration must be removed and painted surfaces repainted as needed unless authorized in writing by Declarant (or by the Association after the Declarant no longer owns any Site).

                                   ARTICLE VI

                              ARCHITECTURAL CONTROL

         No building, fence, wall, hedge, or other Improvement shall be commenced, erected or maintained upon any Site, nor shall any exterior addition to or change or alteration therein be made until the plans and specifications ("Plans") showing the nature, kind, shape, height, materials, location, and costs of the same have been submitted to and approved in writing as to harmony of external design and location in relation to the surrounding structures and topography by the Declarant until Declarant no longer owns any Site whereupon such approval shall be by the Board, provided such approval by Declarant and the Board shall not be unreasonably withheld. In the event the Declarant or Board (as applicable as having the authority to approve same) fails to approve or disapprove such design and location within 30 days after such Plans are submitted to it, then approval shall be deemed granted and this article shall be deemed to have been fully complied with. Approval of the Plans by the Declarant or the Board (as applicable as having the authority to approve same) shall not obviate the requirement that all such Improvements comply with all applicable governmental and quasi-governmental requirements. Further, the Board does not have the right to approve of Plans that are in violation of any local ordinances and/or regulations and/or the applicable building code. Further, should said municipalities, county, and/or the applicable building code require as a condition precedent, approval of a municipality, county, and/or a regional commission, said shall be a condition precedent to submission to the Board.

                                   ARTICLE VII

                         INDEMNIFICATION AND EXCULPATION

         1. Indemnification.

            A. The Association shall defend, indemnify and hold Declarant, its directors, officers, agents and employees and the Association's directors, officers, agents and employees (collectively the "Indemnified Parties") harmless from and against any and all claims, suits, actions, threatened actions, injury, loss, liability, damages, causes of action and expenses of any nature in connection with enforcement or implementation of this Declaration (including, but not limited to any derivative action brought by the Association on behalf of any Owner or Occupant) ("Indemnified Loss") which may be incurred by the Indemnified Parties in connection with or arising directly or indirectly from any personal injury, loss of life and/or damage to property, directly or indirectly unless caused by negligent or intentional acts or action of the Indemnified Parties. The indemnification provided in this Section shall apply whether or not any Indemnified Party is acting in his capacity as Declarant, director, officer, or agent at the time any Indemnified Loss is incurred. Indemnified Losses pursuant to this Section shall include, but not be limited to, all costs, attorneys' fees (including all appellate levels), expenses, and liabilities.

            B. The indemnification pursuant to this Section shall include any and all expenses that any Indemnified Party incurs to enforce its rights pursuant to this Declaration, including pursuance of an order for specific enforcement of any of the provisions, conditions, covenants or restrictions contained herein.

         2. Exculpation.

            A. No person, natural or in law, shall be liable for special or consequential damages including, but not limited to, loss of profits or revenue, loss of use, loss of capital, cost of substitute housing or equipment, facilities or services, or claims by third parties.

            B. Any rights, privileges, or warranties contained herein shall not be assigned or assignable but are personal between the original Owners, Occupants or the Association and the Declarant.

            C. The Owners and Occupants agree that there have been no oral or implied warranties by any person, natural or in law, affecting the Sites or the Property.

                                  ARTICLE VIII

                   ASSOCIATION EXPENSES, METHOD OF DETERMINING
                 ASSESSMENTS, AND MAINTENANCE OF EXTERIOR AREAS

         1. The costs and expenses incurred by the Association with regard to the enforcement of this Declaration shall be an Association Expense. The Declarant shall have the right (but not the obligation) to advance any funds it deems necessary to the Association for such purpose and then be reimbursed by the Association for all such advances at the direction of the Declarant.

         2. To defray the Association Expenses, there is hereby imposed upon each Site and its Owner, the affirmative covenant and obligation to pay to the Association; and upon the Association the right to assess, collect and expend, the Association's Expenses and those expenses herein set forth as follows:

            A. Fidelity Coverage. The cost to the Association of purchasing adequate fidelity insurance or bonds to protect against dishonest acts on the part of officers, directors, trustees, agents and employees of the Association and all other persons who handle or are responsible for handling monies of the Association (to the extent the Association elects to maintain such coverage).

            B. Optional Expenses. 'Me costs of administration for the Association, including, but not limited to, expenses necessary to carry out the rights and remedies of the Association under this Declaration, notwithstanding the fact that some of these services may be expanded in providing services to collecting sums owed by an Owner.

            C. Indemnification. The cost to the Association to provide the Indemnification provided in Article VIII above. Any contribution for such purpose shall be paid only by Owners other than Institutional Mortgagees.

            D. Special Assessments. Any special assessments that shall be levied to defray (a) extraordinary items of Association Expense; and (b) such other Association Expenses determined by the Board to be payable to the Association and which are not inconsistent with the terms of this Declaration, the Articles of Incorporation or the By-Laws.

            E. Initiation Fees. Each Site Owner shall pay a one time initiation fee of up to Seven Hundred Fifty Dollars ($750) per Site as determined by the Association upon accepting the original deed from the Declarant. The amount of the initiation fee shall be set by the Board of Directors and be due and payable to the Association at the time grantee closes on the property with the Declarant.

         3. Method of Determining Assessments. The "assessments" (as hereinafter defined) for Association Expenses shall be levied and paid for as follows:

            A. It is hereby declared and all Owners and the Association agree that the Association Expenses shall be paid by the Association out of funds assessed and collected from and paid by all Site Owners, provided, however, that the Declarant shall not be required to contribute any amounts for Association Expenses on any portion of the Property owned by the Declarant with regard to Sites owned by Declarant for which a certificate of occupancy of a principal building on such Site has not been issued. Except as provided in the preceding sentence, each Site Owner other than Declarant shall be required to pay the Association Expenses.

            B. As provided in the By-Laws of the Association the Board shall prepare an estimated annual budget which shall reflect the estimated Association Expenses. Thereupon, the Board shall allocate the Association Expenses to all Sites (other than that owned by the Declarant) in accordance with the formula for determining assessments as set out in Exhibit F hereof.

            C. The assessments may be adjusted as necessary to allow for any change in the amount of Association Expenses. The adjustment may be made by allocating the total anticipated Association Expenses for the remainder of the calendar year by formula for determining assessments as set out in Exhibit F hereof.

            D. The assessments shall be payable no less frequently than quarter-annually in advance on the first day of January, April, July and October, or otherwise as the Board may determine.

            E. In the event that assessments which are assessed to the Owners in any fiscal year shall exceed the amount of the Association Expenses after accounting for reasonable reserve, then any such excess monies shall be applied toward assessments due by such Owner in the succeeding fiscal year.

                                   ARTICLE IX

                     ESTABLISHMENT AND ENFORCEMENT OF LIENS

         1. All assessments for Association Expenses, including special assessments for same, and all installments thereof, (collectively, the "assessments") with interest thereon and costs of collection, including reasonable attorneys' fees at pre-trial level, trial level, appellate level, or otherwise, are hereby declared to be a charge and a continuing lien upon each Site against which such assessments are made. Each assessment against a Site, together with such interest thereon at the highest rate allowed by law and costs of collection thereof, including attorney's fees, shall be the personal obligation of the person, persons or entity owning the Site assessed. Said lien shall be effective only from and after the time of recordation amongst the Public Records of the respective county in the State of Florida, of a written, acknowledged statement by the Association setting forth the amount due to the Association as of the date the statement is signed. Upon full payment of all sums secured by that lien and costs and fees accrued, the party making payment shall be entitled to a recordable Satisfaction of Lien. When any first mortgagee obtains title to a Site as a result of a foreclosure, such acquirer of title, his successors and assigns, shall not be liable for the share of assessments pertaining to such Site or chargeable to the former Owner which became due prior to the acquisition of title as a result of the foreclosure or deed in lieu of foreclosure, unless such share is secured by a Claim of Lien for assessments and recorded prior to the recordation of a mortgage. Such unpaid share of assessment for which a Claim of Lien has not been recorded prior to the recording of the foreclosed mortgage or deed given in lieu of foreclosure shall be deemed to be assessments collectible from all other Sites, as the necessity may arise in the discretion of the Board.

         2. In the event any Owner shall fail to pay assessments or any installment thereof charged to his Site within thirty (30) days after written notice that the same has become due, the Association, through its Board, shall have all of the following remedies to the extent permitted by law, to wit:

            A. To accelerate the entire amount of any assessments for the remainder of the calendar year notwithstanding any provisions for the payment thereof in installments.

            B. To advance on behalf of said Owner funds to accomplish the needs of the Association and the amount or amounts of money so advanced, including reasonable attorney's fees and expenses which might have been reasonably incurred because of or in connection with such advance, including costs and expenses of the Association if it must borrow to pay expenses because of said Owner, together with interest at the highest rate allowable by law, may thereupon be collected or enforced by the Association against such Owner(s) and such advance or loan by the Association shall not waive the default.

            C. To file an action in equity to foreclose its lien against the Site(s) of such Owner(s) for all sums due to the Association at any time after the effective date thereof. The lien may be foreclosed by an action in the name of the Association in a like manner as the foreclosure of a mortgage on real property.

            D. To file an action at law against such Owner(s) to collect said assessments, plus interest at the highest rate allowable by law plus court costs, without waiving any lien rights and/or rights of foreclosure by the Association.

            E. Charge such Owner(s) a late fee in the amount of five percent (5%) of the amount due.

                                    ARTICLE X

                                   AMENDMENTS

         1. This Declaration may be amended only by written consent of a majority in interest of the Members (i.e., the Owner of each Site having one vote in such determination), the written consent of the Institutional Mortgagee with the highest aggregate mortgage indebtedness on the Sites and the written consent of the Declarant (as long as Declarant owns any portion of the Property). The aforementioned consent shall be in writing and affixed to the Amendment to this Declaration.

         2. Additionally, the Declarant may amend this Declaration in order to correct a scrivener's error or other defect or omission without the consent of any Institutional Mortgagees, the Owners or the Board; provided that such amendment does not materially or adversely affect an Owner's property rights. This amendment shall be signed by the Declarant alone and a copy of the amendment shall be furnished to each Owner, the Association and all Institutional Mortgagees as soon after recording thereof amongst the Public Records of the respective county, Florida, as is practicable.

         3. An amendment to the Declaration shall become effective upon recordation amongst the Public Records of Broward County, Florida.

                                   ARTICLE XI

                                   TERMINATION

         1. This Declaration and the terms, provisions, conditions, covenants, restrictions, reservations, regulations, burdens and liens contained herein shall run with and bind the subject Property and inure to the benefit of the Declarant, the Association, the Owners, Institutional Mortgagees and their respective legal representatives, heirs, successors, and assigns for a term of 25 years from the date of recording of this Declaration amongst the Public Records of Broward County, Florida. After which time, this Declaration shall be automatically renewed and extended for successive periods of 10 years each, unless, at least I year prior to the termination of such 25 year term or any such 1 0 year extension, an instrument is recorded amongst the Public Records of Broward County, Florida, that is signed by at least 80% of all Owners and at least 80% of all Institutional Mortgagees holding mortgages encumbering Sites evidencing their affirmation to terminate this Declaration, upon which event this Declaration shall be terminated upon the expiration of 25 years or the 10 year extension thereof during which the termination instrument is recorded.

         2. The Site Owners and their grantees, successors, and assigns by acquiring title to a Site covenant and agree that no termination of this Declaration shall be made for a period of 25 years from the date of recordation of this Declaration unless approved in writing by one hundred percent (100%) of the Site Owners and I 00% Institutional Mortgagees having liens against the Property.

                                   ARTICLE XII

                                   MANAGEMENT

         The Declarant, or a subsidiary thereof may be hired by the Board to manage the Association. The Declarant/Manager shall be entitled to a reasonable management fee and reimbursement for all out-of-pocket expenses for the management of the Association. The Declarant will terminate its management services (if any) on the Transfer Date.

                                  ARTICLE XIII

                                  MISCELLANEOUS

         1. The failure of the Declarant, the Association, or any Owner to object to an Owner's or other person's failure to comply with the covenants or restrictions contained herein shall in no event be deemed a waiver of any right to object to same and to seek compliance therewith in accordance with the provisions herein.

         2. Articles and paragraph captions inserted throughout this Declaration are intended only as a matter of convenience and for reference only and in no way shall such captions or headings define, limit or in any way affect any of the terms and provision of this Declaration.

         3. Whenever the context requires, any pronoun used herein may be deemed to mean the corresponding masculine, feminine or neuter form thereof and the singular form of any nouns or pronouns herein may be deemed to mean the corresponding plural form thereof and vice versa.

         4. In the event any one of the provisions of this Declaration shall be deemed invalid by a court of competent jurisdiction, said judicial determination shall in no way affect any of the other provisions, hereof, which shall remain in full force and effect.

         5. The Association hereby agrees to pay all attorneys fees, court costs, and other such expenses incurred by the Declarant in the event it becomes necessary for the Declarant to defend any threatened, pending or completed action, suit or other proceeding, whether or not the Declarant is found liable as a result of such an action in connection with the enforcement or implementation of this Declaration; provided, however, that in connection with any litigation between the Association and the Declarant, the prevailing party shall be entitled to recover reasonable attorneys' fees in connection with such action. In the event the Declarant advances any funds to the Association in order for the Association to discharge its obligations required under the Declaration, the Declarant shall be reimbursed by the Association immediately when the funds are available.

         6. The Association is required to make available at a reasonable charge to the Site Owners and to lenders, holders, insurers or guarantors of any first mortgage, current copies of the Declaration, Articles of Incorporation, By-Laws, rules and regulations and other such documents governing the Complex or the Association, as well as the books, records, and financial statements of the Association. "Available" shall be defined as obtainable for inspection, upon written request after reasonable notice, during normal business hours or under such other reasonable circumstances.

         7. Upon the reasonable written request of any Owner made to the Association and/or the Declarant (provided same shall not be more than twice in a calendar year, without such Owner paying the reasonable costs of the Association or Declarant to prepare such estoppel certificate), the Association and/or the Declarant agree that they shall provide reasonable estoppel information as to the amount of the assessment for such year and, to the best of its knowledge, whether the Owner is current and in good standing of its obligations under this Declaration.

         8. Nothing contained in this Declaration shall be construed to limit any Owner's right to mortgage, convey, encumber or lease or otherwise grant interest in such Owner's Site, subject to the terms of this Declaration.

         IN WITNESS WHEREOF, the Declaration of Covenants and Restrictions of the Complex has been signed by the Declarant on the day and year first above set forth. The Declarant has caused these presents to be executed in its name and its corporate seal to be hereunto affixed by its proper officer thereunto duly authorized.

                       (signatures on the following page)

                                        BANKATLANTIC, F.S.B

                                        By:
                                           -------------------------------------
                                        Print Name:
                                                   -----------------------------
           (Corporate Seal)             Title:
                                                   -----------------------------
                                        Address:
                                                --------------------------------

                                        ----------------------------------------



STATE OF FLORIDA           )
    ss.
COUNTY OF BROWARD          )

         I HEREBY CERTIFY, that on this day before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, the foregoing instrument was acknowledged before me by _______________________ of BANKATLANTIC, F.S.B., freely and voluntarily under authority duly vested in him/her by said federal savings bank. He/she is personally to me known to me or has produced _______________ as identification.

         WITNESS my hand and official seal in the County and State aforesaid this _____ day of November, 1996.

                                        ----------------------------------------
                                        Notary Public, State of Florida

                                        ----------------------------------------
                                        Typed, printed or stamped name of Notary

My Commission Expires:

                                    EXHIBIT A

                          LEGAL DESCRIPTION OF PROPERTY

         The plat of GREATER CORAL SPRINGS RESEARCH AND DEVELOPMENT PARK ADDITION V, recorded in Plat Book 161, Page 28, of the Public Records of Broward County, Florida.

                                    EXHIBIT B

                                    ARTICLES

                            ARTICLES OF INCORPORATION

                                       FOR

                         RESEARCH PARK ASSOCIATION, INC.
      (a corporation not for profit under the Laws of the State of Florida)

         The undersigned by these Articles associate themselves for the purpose of forming a corporation not for profit under Chapter 617, Florida Statutes as amended, and certify as follows:

                                    ARTICLE I
                                      NAME

         The name of the corporation shall be RESEARCH PARK ASSOCIATION, INC. hereinafter referred to as the "Association", and the initial office of the Association shall be at 1350 N.E. 56th Street, Ft. Lauderdale, Florida 33334.

                                   ARTICLE II
                                     PURPOSE

         A. The purpose for which the Association is organized is to provide an entity to own, maintain, and operate certain lands located in the State of Florida, which lands are to be used in common by all the members of the Association, which membership shall consist of all of the property owners at Greater Coral Springs Research and Development Park Addition V, hereinafter referred to as the "Property." The Association shall be responsible for the management of the Property, in keeping with the terms and conditions as set forth in the Declaration of Covenants and Restrictions for Greater Coral Springs Research and Development Park Addition V, hereinafter referred to as the "Declaration," and as same may be amended from time to time.

         B. The Association shall make no distribution of income to its members, directors or officers.

                                   ARTICLE III
                                     POWERS

         The powers of the Association shall include and be governed by the following provisions:

         A. The Association shall have all of the common law and statutory powers of a corporation not for profit which are not in conflict with the terms of these Articles, or with the terms of the Declaration.

         B. The Association shall have all of the powers and duties set forth in the Declaration, except as limited by the By-Laws, and all of the powers and duties reasonably necessary to operate and administer the Property pursuant to the Declaration, as it my be amended from time to time.

         C. The Association shall not have the power to purchase a Site on the Property except at sales in foreclosure of liens for assessments for Association Expenses, at which sales the Association shall bid not more than the amount secured by its lien.

         D. All funds acquired by the Association and their proceeds shall be held in trust for the members in accordance with the provisions of the Declaration, these Articles, and the By-Laws of the Association.

         E. The powers of the Association shall be subject to and shall be exercised in accordance with the provisions of the Declaration.

                                   ARTICLE IV
                                     MEMBERS

         A. The members of the Association shall consist of all of the record owners of Sites in the Property.

         B. Change of membership in the Association shall be established by recording in the public records of the respective county, State of Florida, a deed or other instrument establishing a record title to a Site at the Property, and the delivery to the Association of a certified copy of such instrument. The owner designated by such instrument thus becomes a member of the Association and the membership of the prior owners is terminated as of the date of execution of such instrument.

         C. The share of a member in the funds and assets of the Association cannot be assigned, hypothecated or transferred in any manner except upon transfer of the title of its Site.

         D. The owner of each Site shall be entitled to a vote as a member of the Association, such vote to be a percentage based on the relative square footage of the Owner's Site. The exact vote to be cast by a Site Owner and the manner of exercising voting rights, shall be determined by the By-Laws of the Association; subject however, to the terms and conditions of the Declaration.

                                    ARTICLE V
                                    DIRECTORS

         A. The affairs of the Association will be managed by a Board consisting of not less than three (3) nor more than five (5) directors. After the Declarant elects to divest control of the Association, the new directors must be members of the Association.

         B. Directors of the Association shall be elected at the annual meeting of the members in the manner determined by the By-Laws. Directors may be removed and vacancies on the Board of Directors shall be filled in the manner provided by the By-Laws.

         C. The first election of directors shall not be held until 120 days after the date of the closing of the last Site to be sold by the Declarant in the Property, or until the Declarant elects to terminate its control of the Association, whichever shall first occur ("Transfer Date"). The director's name in these Articles shall serve until the first election of directors, and any vacancies in their numbers occurring before the first election shall be filled by the remaining directors.

         D. The names and addresses of the members of the first Board of Directors who shall hold office until their successors are elected and have qualified, or until removed, are as follows:

                           JOHN E. ABDO      1350 N.E. 56th Street
                                             Ft. Lauderdale, FL 33334

                           FRANK J. ABDO     1350 N.E. 56th Street
                                             Ft. Lauderdale, FL 33334

                           ALEXANDER DUNN    1350 N.E. 56th Street
                                             Ft. Lauderdale, FL 33334

                                   ARTICLE VI
                                    OFFICERS

         The affairs of the Association shall be administered by the officers designated in the By-Laws. The officers shall be elected by the Board of Directors at its first meeting following the annual meeting of the members of the Association and shall serve at the pleasure of the Board of Directors. The names and addresses of the officers who shall serve until their successors are designated by the Board of Directors are as follows:

             President         JOHN E. ABDO           1350 N.E. 56th Street
                                                      Ft. Lauderdale, FL 33334

             Vice President    FRANK J. ABDO          1350 N.E. 56th Street
                                                      Ft. Lauderdale, FL 33334

             Secretary         ALEXANDER DUNN         1350 N.E. 56th Street
                                                      Ft. Lauderdale, FL 33334

             Treasurer         ALEXANDER DUNN         1350 N.E. 56th Street
                                                      Ft. Lauderdale, FL 33334

                                   ARTICLE VII
                         INDEMNIFICATION AND EXCULPATION

         A.       Indemnification.

         1. The Association shall defend, indemnify and hold Declarant, its directors, officers, agents and employees and the Association's directors, officers, agents and employees (collectively the "Indemnified Parties") harmless from and against any and all claims, suits, actions, threatened actions, injury, loss, liability, damages, causes of action and expenses of any nature including, but not limited to any derivative action brought by the Association on behalf of any Owner or occupant, ("Indemnified Loss"), which may be incurred by the Indemnified Parties in connection with or arising directly or indirectly from any personal injury, loss of life and/or damage to property in or about the Common Area, the Sites, or the Property, or any part thereof, directly or indirectly from any act or omission of the Indemnified Parties. The indemnification provided in this section shall apply whether or not any Indemnified Party is acting in its capacity as Declarant, director, officer, or agent at the time any Indemnified Loss is incurred. Indemnified Losses pursuant to this Section shall include, but not be limited to, all costs, attorneys' fees (including all appellate levels), expenses, and liabilities.

         2. The indemnification pursuant to this section shall include any and all expenses that any Indemnified Party incurs to enforce its rights pursuant to this Declaration, including pursuance of an order for specific enforcement of any of the provisions, conditions, covenants or restrictions contained herein.

         B.       Exculpation.

         1. The Association and all Owners and occupants agree that any liability of any person, corporation, partnership or other entity arising out of or in connection with the Declaration, the Sites, the Property or the Common Area shall be limited solely to the cost of correcting defects in work, equipment or, components furnished that were warranted in specific written warranties given by the Declarant to such Owners and occupants.

         2. No person, natural or in law, shall be liable for special or consequential damages including, but not limited to, loss of profits or revenue, loss of use, loss of capital, cost of substitute housing or equipment, facilities or services, or claims by third parties. Repairs or replacements shall not interrupt or prolong the term of any written warranty or extend the obligation of the Declarant to replace or repair the property warranted.

         3. Any rights, privileges, or warranties contained herein shall not be assigned or assignable but are personal between the original Owners, occupants or the Association and the Declarant.

         4. The Owners and occupants agree that there have been no oral or implied warranties by any person, natural or in law, affecting the Sites, the Property or the Common Area.

         5. A closing on any Site shall supersede and render null and void any and all previous negotiations, arrangements, brochures, agreements, and understandings, if any, except for specific written warranties made by the Declarant.

         6. The owners and occupants hereby acknowledge that there is no warranty of merchantability or fitness for any particular purpose as to the Sites, the Property or the Common Area.

         7. Any claim against the Declarant, its directors, officers, agents or employees, arising out of or in connection herewith shall be decided by arbitration in accordance with the rules of the American Arbitration Association. The award, if any, rendered by the arbitrators shall be final and binding upon the parties. Judgment may be entered upon any such decision by the arbitrators in accordance with the applicable law in any court having jurisdiction over the parties.

         8. The directors, officers, agents and employees of the Declarant or the Association shall not be subject to personal liability of any nature arising from or by reason of the construction, use or sale of the Sites, the Property or the Common Area. Each Owner and occupant by acceptance of a deed to any Site waives any claim or right that it may have against such person and agrees that any and all claims for liability or loss arising by reason of this Declaration, or the construction, use or sale of the Sites, the Property or the Common Area shall be against the Declarant only and shall be limited by and subject to the provision of this Declaration.

                                  ARTICLE VIII
                                     BY-LAWS

         The By-Laws of the Association shall be adopted by the Board of Directors and may be altered, amended or rescinded in the manner provided by the By-Laws.

                                   ARTICLE IX
                                   AMENDMENTS

         Amendments to the Articles of Incorporation shall be proposed and adopted in the following manner:

         A. Until the Declarant no longer owns or holds an interest in any portion of the Property ("Amendment Date"), any amendment may be made by Declarant without the necessity of consent of any Institutional Mortgagee, of the Association and of any Owner, provided that such amendment does not materially alter or change the scheme of the development.

         B. The Declarant may also amend the Articles in order to correct a scrivener's error or other defect or omission without the consent of any Institutional Mortgagee, the Owners or the Board; provided that such amendment does not materially or adversely affect an Owner's property rights.

         C. After the Amendment Date, the Articles may be amended only as follows:

         a. Notice of the subject matter of a proposed amendment shall be included in the notice of any meeting at which a proposed amendment is considered.

         b. A resolution adopting a proposed amendment may be proposed by either the Board of Directors of the Association or by one-third (1/3) of the members of the Association. Directors and members not present in person or by proxy at the meeting considering the amendment may express their approval in writing, provided such approval is delivered to the Secretary at or prior to the meeting. Except as elsewhere provided, such approvals must be by:

                  1. Not less than sixty percent (60%) of the entire membership of the Board of Directors and not less than fifty-one percent (51%) of the votes of the membership of the Association in person or by proxy; or

                  2. Not less than sixty percent (60%) of the votes of the membership of the Association voting in person or by proxy.

         D. Provided, however, that no amendment shall make any changes in the qualifications for membership nor the voting rights of members without approval in writing by all members, and joinder of all record owners of mortgages upon the Sites. No amendment shall be made that is in conflict with the Declaration or the Laws of the State of Florida.

                                    ARTICLE X
                                      TERM

         The term of the Association shall be perpetual.

                                   ARTICLE XI
                                  INCORPORATOR

         The name and address of the INCORPORATOR of these Articles of Incorporation is as follows:

                  John E. Abdo               1350 NE 56th Street
                                             Fort Lauderdale, FL 33334

                                   ARTICLE XII
                           REGISTERED AGENT AND OFFICE

         The initial registered office of the corporation shall be located at:
John E. Abdo. The initial Registered Agent at said address shall be 1350 NE 56th Street, Fort Lauderdale, FL 33334.

IN WITNESS WHEREOF, the INCORPORATOR has affixed his or her signature this _____ day of ____________, 1996.

Witnesses:                                                                (SEAL)
                                    --------------------------------------
                                    John E. Abdo

---------------------------------



STATE OF FLORIDA
COUNTY OF BROWARD

I HEREBY CERTIFY, that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, the foregoing instrument was acknowledged before me by John E. Abdo who is personally known to me or provided identification.

WITNESS my hand and official seal in the County and State last aforesaid this _____ day of _______________, 1996.


                                    --------------------------------------
                                    Notary Public, State of Florida

My Commission Expires:

                CERTIFICATE DESIGNATING A REGISTERED OFFICE AND A
          REGISTERED AGENT FOR THE SERVICE OF PROCESS WITHIN THE STATE

In pursuance of Chapter 48.091, Florida Statutes, the following is submitted in compliance with said Act:

RESEARCH PARK ASSOCIATION, INC., desiring to organize under the laws of the State of Florida, with its principal office, as indicated in the Articles of Incorporation, at City of Fort Lauderdale, County of Broward, State of Florida, has named John E. Abdo, located at 1350 NE 56th Street, Fort Lauderdale, FL 33334, as its agent to accept service of process within this state.

ACKNOWLEDGMENT:

Having been named to accept service of process for the above state corporation, at place designated in this certificate, I hereby accept to act in this capacity, and agree to comply with the provision of said Act relative to keeping open said office.

                                    BY:
                                        ------------------------------------
                                          John E. Abdo

                                    ARTICLE C

                                     BYLAWS



                                     BY-LAWS

                                       FOR

                         RESEARCH PARK ASSOCIATION, INC.
      (a corporation not for profit under the Laws of the State of Florida)

                                    ARTICLE I
                                    IDENTITY

These are the By-Laws of RESEARCH PARK ASSOCIATION, INC., hereinafter referred to as the "Association" in these By-Laws, a corporation not for profit under the Laws of the State of Florida, the Articles of Incorporation of which were filed in the office of the Secretary of State on the 19th day of December 1996. The Association has been organized for the use and purpose of owning and operating certain lands located in Broward County, Florida, which lands are to be used in common by all of the members of the Association, which members shall all be Site Owners at GREATER CORAL SPRINGS RESEARCH AND DEVELOPMENT PARK ADDITION V, hereinafter referred to as the "Property." Such operation by the Association shall include the management, operation, administration and maintenance of the Property in keeping with the terms and conditions as set forth in the Declaration of Covenants and Restrictions for GREATER CORAL SPRINGS RESEARCH AND DEVELOPMENT PARK ADDITION V, hereinafter refer-red to as the "Declaration," and the enforcement of such covenants and restrictions.

         A. The initial office of the Association shall be at 1350 N.E. 56th Street, Ft. Lauderdale, Florida 33334.

         B.       The fiscal year of the Association shall be the calendar year.

         C. The seal of the corporation shall bear the name of the corporation, the word "Florida", the words "corporation not for profit" and the year of incorporation.

         D. The words and phrases used in these By-Laws shall have the same meanings herein as they have in the Articles of Incorporation for the Association, and as they have in the Declaration.

                                   ARTICLE II
                                MEMBERS MEETINGS

         A. The qualification of members, the manner of their admission to membership in the Association, and the manner of the termination of such membership shall be as set forth in Article IV of the Articles of Incorporation.

         B. The annual members meeting shall be held at such location within Broward County, Florida as shall be designated by the Notice of Meeting, at 10:00 A.M., Eastern Standard Time, on the second Wednesday in March of each year or at any other day and time as set by the Board of Directors, for the purpose of electing directors and transacting any other business authorized to be transacted by the members; provided, however, that if that day is a legal holiday, the meeting shall be held at the same hour on the next day that is not a legal holiday.

         C. Special members meetings shall be held at any other such location within Broward County, Florida as shall be designated by the Notice of Meeting whenever called by the President or Vice President or by a majority of the Board of Directors, and must be called by such officers upon receipt of a written request from members entitled to cast one-third (1/3) of the votes of the entire membership.

         D. A written notice of all members meetings (annual or special) shall be mailed to each member stating the time and place and the purpose(s) for which the meeting is called, and shall be given by the President, Vice President or Secretary unless waived in writing. Such notice shall be mailed to each member at his address as it appears on the books of the Association, and shall be mailed not less than ten (10) days nor more than sixty (60) days prior to the date of the meeting. Proof of such mailing shall be given by the affidavit of the person giving the notice. Notice of meeting may be waived before or after meetings.

         E. The membership may, at the discretion of the Board, act by written agreement in lieu of a meeting; provided, however, that written notice of the matters to be determined by such members is given to the membership at the addresses and within the time periods set forth herein for notices of meetings, or is duly waived by such members. Any determination by written agreement shall be determined by the number of members capable of determining the subject matter at a members meeting. The quorum requirements shall be the same as for a members meeting. Any notice requesting the written agreement of the membership shall set forth a time period in which a response may be made.

         F. A quorum of the members shall consist of those persons entitled to cast a majority of the votes of the entire membership. A member may join in the action of a meeting by signing the minutes thereof, and such signing shall constitute the presence of such member for the purpose of determining a quorum. The acts approved by a majority of the votes present at a meeting at which a quorum is present shall constitute the acts of the members except when approval by a greater number of members is required by the Articles of Incorporation or these By-Laws.

         G. If at any meeting of the membership there shall be less than a quorum present, the President, and in the absence of the President, then the majority of those present, may adjourn the meeting from time to time until a quorum is present. Any business which might have been transacted at a meeting as originally called may be transacted at any adjourned meeting thereof In case of the adjournment of a meeting, notice to the members of such adjournment shall be determined by the President or in his absence by the majority of the members present.

         H. Minutes of all meetings of the members shall be kept in a businesslike manner and shall be available, upon reasonable notice and at reasonable times, for inspection by the members and directors at the office of the Association.

         I. Voting. The Association shall have two (2) classes of membership; "Class A" and "Class B" as follows:

         1. Class A. "Class A" Members shall be all the Site Owners with the exception of Declarant (as long as the "Class B" Membership shall exist, and thereafter, Declarant shall be a "Class A" Member to the extent it would otherwise qualify). Each "Class A" Member is entitled to one (1) vote for his Unit or residential parcel.

         2. Votes of "Class A" Members are assigned as follows: Each Site Owner shall be entitled to one (1) weighted vote based on the formula set forth in Exhibit "C" of the Declaration, to wit:

         The vote attributable to each Site shall be a fraction, which fraction shall be determined as follows: the numerator shall be the total square footage of the Site and the denominator shall be the total square footage of all Sites, less and except therefrom any portion(s) of the Property dedicated to or maintained by a governmental or quasi-governmental agency.

         3. Class B. The "Class B" Member shall be Declarant, and its successors and assigns, or a representative thereof designated by it in a written notice to the Association, who shall have and cast one (1) weighted vote (based on the formula set forth in Exhibit "C" of the Declaration) in all Association matters, plus three (3) votes for each vote which may be cast by the "Class A" Members. The "Class B" Member may be removed and replaced by Declarant in its sole discretion. The "Class B" Membership shall cease and terminate (and convert to a "Class A" Membership) at such time as Declarant elects, but in no event later than the Transfer Date.

         4. In any meeting of members, the Owner(s) of each Site shall be entitled to cast his vote as the Owner of a Site, unless the decision to be made is elsewhere required to be determined in another manner.

         5. If a Site is owned by one person, his right to vote shall be established by the record title to his Site. If a Site is owned by more than one person, or is under lease, the person entitled to cast the vote for the Site shall be designated by a certificate signed by all of the record owners of the Site and filed with the Secretary of the Association. If a Site is owned by a corporation or other entity, the person entitled to cast the vote for the Site shall be designated by a certificate signed by properly designated officers, principals or general of the respective legal entity which owns the Site and filed with the Secretary of the Association. Such certificates shall be valid until revoked or until superseded by a subsequent certificate or until a change in the ownership of the Site concerned. A certificate designating the person entitled to cast the vote of a Site may be revoked by any Owner of a Site. If such a certificate is not on file, the vote of such Owner shall not be considered in determining the requirement for a quorum nor for any other purpose.

         6. Votes may be cast in person or by proxy. A proxy must be designated in writing by any person entitled to vote, and shall be valid only for the particular meeting designated in the proxy.

         7. No member shall be allowed to exercise his vote or serve as a director unless he is current on all assessments.

         J. The order of business at annual members meetings and, as far as practical at other members meetings, shall be:

                  1.       Election of chairman of the meeting.
                  2.       Calling of the roll and certifying of proxies.
                  3.       Proof of notice of meeting or waiver of notice.
                  4.       Reading and disposal of any unapproved minutes.
                  5.       Report of officers.
                  6.       Reports of committees.
                  7.       Election of inspectors of elections.
                  8.       Election of directors.
                  9.       Unfinished business.
                  10.      New business.
                  11.      Adjournment.

         K. Until the Declarant of the Property has completed all of the contemplated Improvements and closed the sale of all of the Sites located in the Property, or until the Declarant elects to terminate its control of the Association, whichever shall first occur, the proceedings of all meetings of members of the Association shall have no effect unless approved by the Board of Directors.

                                   ARTICLE III
                                    DIRECTORS

         A. The affairs of the Association shall be managed by a board which shall consist of not less than three (3) nor more than five (5) directors.

         B. Election of directors shall be conducted in the following manner:

         1. Election of directors shall be held at the annual members meeting.

         2. A nominating committee consisting of at least three (3) members shall be appointed by the Board of Directors not less than thirty (30) days prior to the annual meeting; the nominating committee may in fact be the then-sitting Board of Directors. The membership of this nominating committee shall be comprised of the members of the Association. The committee shall nominate one person for each director then serving. Other nominations may be made from the floor.

         3. The election shall be by ballot (unless dispensed with unanimous consent) and by a plurality of the votes cast, each person voting being entitled to cast his votes for each of as many nominees as there are vacancies to be filled. There shall be no cumulative voting.

         4. Except as to vacancies created by removal of directors by members, vacancies in the Board of Directors occurring between annual meetings of members shall be filled by the remaining directors.

         5. Any director may be removed by concurrence of fifty-one percent (51%) of the membership voting in person or by proxy at a special meeting of the members called for that purpose. The vacancy in the Board of Directors so created shall be filled by the members of the Association at the same meeting.

         6. Until one hundred twenty (120) days after the Declarant has closed the last of the Sites to be sold by the Declarant in the Property or until the Declarant elects to terminate its control of the Association, whichever shall first occur, the first directors of the Association shall serve, and in the event of vacancies, the remaining directors shall fill the vacancies, and if there are no remaining directors, the vacancies shall be filled by the Declarant. The right to remove or recall a director by membership voting shall be void and not applicable to the directors appointed by the Declarant, the Declarant or first Board-appointed directors.

         C. The term of each director's service shall be the calendar year following his election and subsequently until his successor is duly elected and qualified or until he is removed in the manner elsewhere provided.

         D. The organization meeting of a newly elected Board of Directors shall be held within ten (10) days of its election at such place and at such time as shall be fixed by the directors at the meeting at which they were elected, and no further notice of the organization meeting shall be necessary.

         E. Regular meetings of the Board of Directors may be called by the President, and must be called by the Secretary at the written request of two-thirds (2/3) of the directors. Not less than three (3) days' notice of the meeting shall be given personally or by mail, telephone, or telegraph, which notice shall state the time, place and purpose of the meeting.

         F. Any director may waive notice of a meeting before or after the meeting and such waiver shall be deemed equivalent to the giving of notice.

         G. A quorum at directors' meetings shall consist of a majority of the entire Board of Directors. The acts approved by a majority of those present at a meeting at which a quorum is present shall constitute the acts of the Board of Directors, except when approval by a greater number of directors is required by the Articles of Incorporation or these By-Laws.

         H. If at any meeting of the Board of Directors there be less than a quorum present, the majority of those present may adjourn the meeting from time to time until a quorum is present. At any adjourned meeting any business that might have been transacted at the meeting as originally called may be transacted without further notice.

         I. The joinder of a director in the action of a meeting by signing and concurring in the minutes of that meeting shall constitute the presence of such director for the purpose of determining a quorum.

         J. The presiding officer at directors' meetings shall be the President. In the absence of the President, the directors present shall designate one of their number to preside.

         K. The order of business at directors meetings shall be as follows:

                  1.       Calling of the roll.
                  2.       Proof of due notice of meeting.
                  3.       Reading and disposal of any unapproved minutes.
                  4.       Reports of officers and committees.
                  5.       Election of officers.
                  6.       Unfinished business.

                  7.       New business.
                  8.       Adjournments.

         L. Directors fees, if any, shall be determined by the majority of the membership of the Association.

         M. Minutes of all meetings of the Board of Directors shall be kept in a businesslike manner and be available for inspection, upon reasonable notice and at reasonable times, by members and directors at the office of the Association.

         N. Meetings of the Board of Directors shall be open to all members. Unless a member serves as a director or unless he has been specifically invited to participate in a meeting, a member shall not be entitled to participate in any meeting of the Board of directors, but shall only be entitled to act as an observer.

                                   ARTICLE IV
                              POWERS AND DUTIES OF
                             THE BOARD OF DIRECTORS

         A. All of the powers and duties of the Association existing under the Articles of Incorporation and these By-Laws shall be exercised exclusively by the Board of Directors, its agent, contractors or employees, subject only to approval by Site Owners when such is specifically required. Such powers and duties shall be exercised in accordance with the documents herein stated, and shall include, but not be limited to, the following:

         1. Making, establishing, amending and enforcing reasonable rules and regulations governing portions of the Property, provided that notice of any modification, addition or deletion of the regulations is sent by U.S. Certified Mail, return receipt requested, to each member of the Association at least thirty (30) days before said modification, addition or deletion becomes effective.

         2. Making, levying, collecting and enforcing assessments against members to provide funds to pay the Association Expenses. Such assessments shall be collected by the Association by payments made directly to the Association by members in the manner set forth in the documents described above.

         3. Using the proceeds of assessments in the exercise of its powers and duties.

         4. Enforcing by legal means the provisions of the Declaration, Articles, these By-Laws and rules and regulations as same may be promulgated, modified, or amended from time to time, including levying fines.

         5. Retaining independent contractors and professional personnel and entering into and terminating service, supply and management agreements and contracts to provide for the administration, management, operation, repair and maintenance of the portions of the Property over which the Association has jurisdiction.

         6. Hiring and retaining such employees and/or contractors for reasonable compensation as are necessary to administer and carry out the services required for the proper administration of the purposes of the Association and delegating thereto all powers and duties of the Association which are not specifically required by the Declaration, the Articles or these By-Laws to have the approval of the Board of Directors or the membership of the Association.

         7. To do such other things as may be necessary in order to perform the duties and to exercise the powers provided for the Association in the Declaration except that the Association shall obtain an affirmative vote of at least eighty percent (80%) of its membership before any legal action be commenced which has the expected recovery of at least Seven Thousand Five Hundred Dollars ($7,500.00).

                                    ARTICLE V
                                    OFFICERS

         A. The executive officers of the Association shall be a president, who shall be a director, a vice president, who shall be a director, a treasurer, and a secretary, all of whom shall be elected annually by the Board of Directors and who may be peremptorily removed by vote of the directors at any meeting. Any person may hold two or more offices except that the President shall not be also the Secretary or any Assistant Secretary. The Board of Directors, from time to time, shall elect such other officers and designate their powers and duties as the Board shall find to be required to manage the affairs of the Association.

         B. The President shall be the chief executive officer of the Association. He shall have all of the powers and duties usually vested in the office of the President of an association, including but not limited to the power to appoint committees from among the members from time to time, as he in his discretion may determine appropriate, to assist in the conduct of the affairs of the Association.

         C. The Vice President, in the absence or disability of the President, shall exercise the powers and perform the duties of the President. He also shall assist the President generally and exercise such other powers and perform such other duties as shall be prescribed by the directors.

         D. The Secretary shall keep the minutes of all proceedings of the directors and members. He shall attend to the giving and serving of all notices to the members and directors and other notices required by law. He shall have custody of the seal of the Association and affix it to instruments requiring a seal when duly signed. He shall keep the records of the Association, except those of Treasurer, and shall perform all other duties incident to the office of Secretary of an association and as may be required by the directors or the President. An Assistant Secretary shall perform the duties of the Secretary when the Secretary is absent.

         E. The Treasurer shall have custody of all property of the Association, including funds, securities and evidences of indebtedness. He shall keep the books of the Association in accordance with good accounting practices, and he shall perform all other duties incident to the office of Treasurer.

         F. The compensation of all employees of the Association shall be fixed by the directors. The provision that directors' fees shall be determined by members shall not preclude the Board of Directors from employing a director as an employee of the Association.

                                   ARTICLE VI
                                  MISCELLANEOUS

         A. The Association hereby agrees to pay all attorneys fees, court costs, and other such expenses incurred by the Declarant or his representatives in the event it becomes necessary for the Declarant or his representatives to defend any threatened, pending or completed action, suit or other proceeding, whether or not the Declarant is found liable as a result of such an action.

                                   ARTICLE VII
                                FISCAL MANAGEMENT

The provisions for fiscal management of the Association set forth in the Articles of Incorporation shall be supplemented by the following provisions:

         A. Accounts. The expenditures of the Association shall be created and charged to accounts under the following classifications as shall be appropriate, all of which expenditures shall be Association Expenses:

         1. Current/Operating Expense (i.e., maintenance, supplies, administration, legal, insurance, management, and the like), which shall include all expenses within the year for which the budget is made, excluding those expenses chargeable to the accounts delineated in Paragraphs 2 through 4 next herein.

         2. Current/Operating Expense Contingency, which shall include an allowance for the contingency where actual operating/current expenses exceed the budgeted amount thereof.

         3. Reserve for Deferred Maintenance and for Replacement. The reserve for deferred maintenance shall include funds for maintenance items that occur less frequently than annually. The reserve for replacement shall include funds for repair or replacement required because of damage, depreciation or obsolescence.

         4. Betterments, which shall include the funds to be used for capital expenditures for additional Improvement or additional personal property.

         B. The Board of Directors shall adopt a budget for each year that shall include the estimated funds required to defray the expenditures and to provide and maintain funds for the foregoing accounts and reserves according to good accounting procedure as follows:

         1.       Current/Operating expense.

         2.       Current/Operating expense contingency.

         3.       Reserve for deferred maintenance and for replacement.

         4. Betterments, which shall include the funds to be used for capital expenditures for additional Improvements; provided, however, that expenditures in excess of One Thousand Dollars ($1,000.00) from this fund for a single item or for a single purpose shall require the vote of at least seventy-five percent (75%) of the members present at a duly called meeting.

         5. Copies of the budget and proposed assessments shall be transmitted to each member of the Association before the end of the calendar year, preceding the year for which the budget is made. If the budget is amended subsequently, a copy of the amended budget shall be furnished to each member.

         C. Assessments against each Site Owner for his share of the budget expenses shall be made for the year annually in advance before the end of the calendar year preceding the year for which the assessments are made. If an annual assessment is not made as required, an assessment shall be presumed to have been made in the amount of the last prior assessment and semi-annual installments on such assessment shall be due upon each installment payment date until changed by an amended assessment. In the event that the annual assessment proves to be insufficient, the budget and the assessments may be amended at any time by the Board of Directors. After the Transfer Date, in the event that the increase exceeds one hundred twenty percent (120%) of the annual assessment for the preceding year, the Board of Directors, upon written application of ten percent (10%) of the members of the Board, shall call a special meeting of members within thirty (30) days, upon not less than ten (I 0) days written notice to each member. At a special meeting, members shall consider and enact a budget. In determining whether assessments exceed 120% of similar assessments in prior years, any authorized provisions for reserves for deferred maintenance and for replacement or for betterments shall be excluded from the computation. The unpaid assessment for the remaining portion of the year for which the amended assessment is made shall be due upon the date of the assessment if made on or after July 1; and if made prior to July 1, one-half (1/2) of the increase shall be due upon the date of the assessment and the balance of the assessment upon the said July 1. The first assessment shall be determined by the Board of Directors of the Association.

         D. If a member shall be in default in the payment of an installment upon an assessment, the Board of Directors may accelerate the remaining installments of the assessment upon notice to the member and the unpaid balance of the assessment shall come due upon the date stated in the notice, but not less than ten (10) days after delivery of the notice to the member, or not less than twenty (20) days after the mailing of such notice to him by registered or certified mail, whichever shall first occur.

         E. After the Transfer Date, assessment for Association Expenses or emergencies that cannot be paid from the annual assessments for Association Expenses shall be made only after notice of the need for such expenditure is given to the members concerned. After such notice and upon approval in writing by persons entitled to cast more than one-half of the votes of the members concerned, the assessment shall become effective and shall be due after thirty
(30) days notice in such manner as the Board of Directors of the Association may require in the notice of assessment.

         F. The depository of the Association shall be such bank or banks and/or savings and loan association(s) as shall be designated from time to time by the directors and in which the monies of the Association shall be deposited. Withdrawals of monies from such accounts shall be only by checks signed by such persons as are authorized by the directors.

         G. After the Transfer Date, at the Annual Meeting of the Association, the members present shall determine by a majority vote whether an audit of the accounts of the Association for the year shall be made by a Certified Public Accountant, a Public Accountant, or by an auditing committee consisting of not less than three (3) members of the Association, none of whom shall be Board members. The cost of the audit shall be paid by the Association as an Association Expense.

         H. Fidelity Bonds shall be required by the Board of Directors for all directors, officers and employees of the Association and from any contractor handling or responsible for the Association funds. The amount of such bonds shall be described in the Declaration. The premium on such bonds shall be paid by the Association.

         I. The Declarant or his representative shall be entitled to expend any and all Association funds, provided however, that they be spent for the benefit of the Association. The Declarant shall not be required to budget funds for contingencies, reserves, or betterments.

                                   ARTICLE VII
                               PARLIAMENTARY RULES

These By-Laws may be amended in the following manner:

         A. Until the Declarant no longer owns or holds an interest in any portion of the Property ("Amendment Date"), any amendment may be made by Declarant without the necessity of consent of any Institutional Mortgagee, of the Association and of any Owner, provided that such amendment does not materially alter or change the scheme of the development.

         B. The Declarant may also amend the By-Laws in order to correct a scrivener's error or other defect or omission without the consent of any Institutional Mortgagee, the Owners or the Board; provided that such amendment does not materially or adversely affect an Owner's property rights.

         C. After the Amendment Date, the By-Laws may be amended only as follows:

         a. Notice of the subject matter of a proposed amendment shall be included in the notice of any meeting at which a proposed amendment is considered.

         b. A resolution adopting a proposed amendment may be proposed by either the Board of Directors of the Association or by one-third (1/3) of the members of the Association. Directors and members not present in person or by proxy at the meeting considering the amendment may express their approval in writing, provided such approval is delivered to the Secretary at or prior to the meeting. Except as elsewhere provided, such approvals must be by:

                  1. Not less than sixty percent (60%) of the entire membership of the Board of Directors and not less than fifty-one percent (51%) of the votes of the membership of the Association in person or by proxy; or

                  2. Not less than sixty percent (60%) of the votes of the membership of the Association voting in person or by proxy.

         D. A copy of each amendment shall be attached to a certificate certifying that the amendment was duly adopted as an amendment to the By-Laws, which certificate shall be executed by the President of the Association with the formality of the execution of the deed. The amendment shall be effective when such certificate and copy of the amendment are recorded in the public records of Broward County, Florida.

         E. These By-Laws shall not be amended in any manner which shall amend, abridge, modify, or conflict with the provisions of any institutional mortgagee having a first mortgage on a Site, without the prior written consent of the institutional mortgagee affected.

The foregoing were adopted as the By-Laws of the Association, a corporation not for profit under the Laws of the State of Florida, at the first meeting of the Board of Directors on the ________ day of ____________, 19____.

                                    RESEARCH PARK ASSOCIATION, INC.

                                    By:
                                       ----------------------------

                                    ATTEST:

                                    By:
                                       ----------------------------

                                         (Corporate Seal)

                                    EXHIBIT D

                                     SITE A

Parcel 1 of GREATER CORAL SPRINGS RESEARCH AND DEVELOPMENT PARK ADDITION V, according to the Plat thereof recorded in Plat Book 161, Page 28, of the Public Records of Broward County, Florida.

BILL OF SALE ABSOLUTE

         KNOW ALL MEN BY THESE PRESENTS, That BANKATLANTIC, a Federal Savings Bank, party of the first part, for and in consideration of the sum of Ten and No/100 DOLLARS ($10.00) lawful money of the United States, to it paid by UNIPOWER CORPORATION, a Delaware corporation, party of the second part, the receipt whereof is hereby acknowledged, has granted, bargained, sold, transferred and delivered, and by these presents does grant, bargain, sell, transfer and deliver unto the said party of the second part, its successors and assigns, the following goods and chattels:

         Any and all improvements located on the property more particularly set forth on Exhibit "A" attached hereto and made a part hereof, in its "AS IS" "WHERE IS" condition.

         TO HAVE AND TO HOLD the same unto the said party of the second part, its successors and assigns forever.

         IN WITNESS WHEREOF, the undersigned has executed this Bill of Sale this ___ day of December, 1996.

Signed, sealed and delivered
in presence of:

                                    BANKATLANTIC, a Federal Savings Bank

                                    By:
--------------------------------       ---------------------------------
Name:                               Name:
     ---------------------------         -------------------------------
                                    Title:
--------------------------------          ------------------------------
Name:
     ---------------------------
                                    Address: 1350 Northeast 56th Street,
                                    Fort Lauderdale, FL 33334

                                   EXHIBIT "A"

Parcel 1 of GREATER CORAL SPRINGS RESEARCH AND DEVELOPMENT PARK ADDITION NO. V, according to the Plat thereof recorded in Plat Book 161, at Page 28, of the Public Records of Broward County, Florida.

                                   EXHIBIT "C"
                              RULES AND REGULATIONS


         1. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the Premises or Building or on the inside of the Premises except as provided herein, and as provided in this Lease

         2. Tenant shall not occupy or permit any portion of the Premises demised to it to be occupied or used for any purpose other than as specified in the Lease. Tenant shall not engage or pay any employees in the Building, except those actually working for Tenant at the Premises. The Premises shall not be used for gambling, lodging, or sleeping or for any immoral or Illegal purposes.

         3. Tenant shall not allow any object to be placed on the glass or the windowsills. No materials shall be placed under the exterior stairways if any nor shall any articles obstruct any air-conditioning supply or exhaust vent.

         4. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures by Tenant, its servants, employees, agents, or licensees shall be borne by Tenant.

         5. Unless Landlord's content is provided which shall not be unreasonably withheld, conditioned or delayed, tenant shall not mark, paint, drill into, or in any way deface any part of the Premises or the Building of which they form a part. No boring, cutting, or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as it may direct. Should Tenant require telegraphic, telephonic, annunciator or other communication service, Landlord will direct the electricians where and how wires are to be introduced and placed, and none shall be introduced or placed except as Landlord shall direct. Electric current shall not be used for power or heating without Landlord's prior written permission. Neither Tenant nor Tenant's agents including, but not limited to, electrical repairmen and telephone installers, shall lift, remove or in any way alter or disturb any of the interior ceiling materials of the Premises or Building, nor shall any of same have any access whatsoever to the area above the interior ceiling of the Premises or the Building except with the prior written consent of Landlord and in accordance with guidelines established by Landlord. No antennas shall be permitted.

         6. Tenant shall not cause or permit any unusual or objectionable odors to be produced upon or permeate from the Premises.

         7. Landlord shall have the right to retain a passkey and to enter the Premises at any time, following notice to Tenant, to examine same or to make and repairs as may be deemed necessary, or to exhibit same to prospective tenants during normal business hours. Landlord shall not be entitled to show the Premises to prospective tenants except during the final six months of the Lease term.

         8. Tenant shall not make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, talking machine, unmusical noise, whistling, singing, or in any other way.

         9. Tenant shall place no additional locks or bolts of any kind upon any of the door or windows, nor shall any changes be made in existing locks or the mechanism thereof. Tenant must, upon the termination of his tenancy restore to the Landlord all keys of offices and toilet rooms, either furnished to, or otherwise procured by, Tenant. Tenant shall pay to the Landlord the cost of any lost keys.

         10. Tenant will refer all contractors, contractors' representatives and installation technicians, rendering any service to Tenant, to Landlord for Landlord's supervision, approval, and control before performance of any contractual service. This provision shall apply to all work performed in the Building, including installations of telephones, telegraph equipment, electrical devices and attachments, and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building.

         11. Unless included under Tenant's permitted use as set forth in the Lease, no Tenant, nor any of Tenant's agents, shall at any time bring or keep upon the Premises or in the Building any inflammable, combustible, or explosive fluid, chemical, or substance.

         12. Tenant shall remit the sum of TEN and NO/100 DOLLARS ($10.00) per key to Landlord as security for any and all Building access keys provided to Tenant by Landlord. Tenant shall remit the sum of TEN and NO/100 DOLLARS ($10.00) per key to Landlord in the event that Tenant or Tenant's agent(s) loses one of the keys provided and requires a replacement.

         13. Any person whose presence in the Building at any time shall, in the judgment of Landlord, be prejudicial to the safety, character, reputation and interests of the Building or its tenants or occupants may be denied access to the Building or may be ejected therefrom. Landlord shall in no way be liable to any Tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from Tenant's Premises or the Building under the provision of this rule.

         14       Tenant shall provide and comply with all fire extinguisher code requirements. Additional fire code requirements that result from Tenant's use after initial occupancy will be complied with by Tenant.

         15. Tenant shall not make any penetrations of the roof systems without prior written consent of the Landlord. If Tenant for any reason whatsoever penetrates the roof systems and voids Landlord's roof warranty, Tenant assumes liability for all repairs and damage.

         16. Trash, pallets, packing material, and other foreign material shall not be stored on the exterior of the Premises including the overflow of such materials surrounding dumpsters. Upon 24 hour notice to Tenant, Landlord may clean up any debris and invoice Tenant for the cost of such service as Additional Rent. Dumpsters are to be closed at night and whenever else possible to maintain a clean exterior appearance.

         17. The maintenance and repair of vehicles on the property is prohibited including the changing of oil, unless it is for the purpose of emergency vehicle repair. Further routine maintenance of company vehicles should be permitted in the loading dock area.

         18. No vehicles are to be parked in designated and marked "no parking" areas.

         19. No residue or floor cleaning substance is to be washed from Premises floors into the parking lot.

         20. Materials are not to be stacked or leaned against demising walls.

         21. Landlord reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Premises, and for the preservation of good order therein and any such other or further rules and regulations shall be binding upon the parties hereto with the same force and effect as if they had been inserted herein at the time of the execution hereof.

                                   EXHIBIT "D"
                           LIST OF TENANT IMPROVEMENTS


The following tenant improvements shall be made by Landlord at Landlord's expense no later than sixty days subsequent to occupancy:

A. 80' fire rated demising wall separating the landlord expansion space from tenant's warehouse space.

B. Entry door from Tenant's office area to tenant's warehouse space.

C. Tombstone signage on 39th St. to include Tenant's name and logo in accordance with the City of Coral Springs approval guidelines.

D. Landscape beautification enhancement at Tenant's entrance area.

E. Canopy extension at the Northwest section of the Premises covering the entire loading dock area.



The following Tenant improvements may be made by Tenant at Tenant's cost and expense, and in each instance in accordance with plans reasonably acceptable to Landlord. These include a) Tenant may expand the loading dock area. b) Tenant may alter and improve the main entrance to the Premises and c) Tenant may alter the internal and external doors serving the Premises.

                                   EXHIBIT "E"
                              SECRETARY CERTIFICATE
                                 OF PARK N' VIEW

I, ____________________, Secretary of Park N' View, a Delaware corporation (the "Corporation"), deliver this Certificate in connection with the execution of that certain Lease Agreement, dated ________________, 1997, between the Corporation, as tenant, and Unipower Corporation, as landlord. The undersigned, on behalf of the Corporation, hereby certifies that:

         1. Attached hereto and made a part hereof as EXHIBIT I is a duly executed Certificate of Corporate Empowerment, which serves to indicate _______________ binding authority on behalf of the Corporation, independent of the need for Board approval, to enter into the subject Lease Agreement. I further certify that the attached certificate has not been rescinded or countermanded by the Board of Directors.

         2.       Attached hereto and made a part hereof as EXHIBIT 2 and
EXHIBIT 3, respectively, are true and correct copies of the Corporation's Articles of Incorporation, and Bylaws as in full force and effect on the date hereof

         3. Attached hereto and made a part hereof as EXHIBIT 4 is a Certificate of Good Standing issued by the State of Florida Secretary of State.

         Dated as of the _____ day of _____________, 1997.



                          /s/Anthony Allen , Secretary
                          ----------------

                                  CERTIFICATION

         The undersigned Ian Williams, as Chairman and CEO of the Corporation, certify that the duly elected, qualified and acting Secretary of the Corporation, and that the signature appearing above is her genuine signature.

         Dated as of the 11 day of August, 1997.



                                    /s/ Ian Williams      Chairman & CEO
                                    -------------------

                                    EXHIBIT I
                    RESOLUTION AUTHORIZING EXECUTION OF LEASE

                                    EXHIBIT 2
                            ARTICLES OF INCORPORATION


                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                               PARK 'N VIEW, INC.

         The undersigned, being the duly elected and acting President of Park 'N View, Inc., a corporation duly organized under the laws of the State of Delaware on September 18, 1995, does hereby certify that this Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of Park 'N View, Inc. in accordance with Section 245 and Section 241 of the General Corporation Law of the State of Delaware:

         FIRST:            The name of the Corporation is: PARK 'N VIEW, INC.

         SECOND:           The registered office of the Corporation is to be
located at 1013 Centre Road, in the City of Wilmington, County of New Castle, State of Delaware, 19805. The name of its registered agent at that address is Corporation Service Company.

         THIRD:            The purpose of the Corporation is to engage in any
lawful actor activity for which a corporation may be organized under the General Corporation Law of Delaware.

         FOURTH:           The aggregate number of shares of stock which the
Corporation shall have authority to issue is 5,000,000 shares of common stock, par value $.001 per share, all of which shall be designated "Common Stock" and 140,010 shares of preferred stock, par value $.01 per share, all of which are designated "Series A Preferred Stock."

         FIFTH:            The name and mailing address of the Incorporator is
James M. O'Connell, 4101 Lake Boone Trail, Suite 400, Raleigh, North Carolina 27606.

         SIXTH:            The number of Directors of the Corporation may be
specified by the By-Laws. The number of Directors constituting the instant Board of Directors shall be two (2), and the names and mailing addresses of the persons who are to serve as Directors until the first annual meeting of the shareholders or until the successors are elected and qualify are:

Name                                Address

Ian Williams                        3403 NW 55th Street
                                    Building 10
                                    Fort Lauderdale, FL 33309

Daniel O'Connell                    5133 NW 93 Doral Way
                                    Miami, FL 33178

         SEVENTH:          In furtherance and not in limitation of the powers
conferred by statute but subject to any limitations contained in any Certificate of Designation, the board of directors is expressly authorized:

         (a) to adopt, amend or repeal the By-Laws of the Corporation in such manner and subject to such limitations, if any, as shall be set forth in the By-Laws;

         (b) to allot and authorized the issuance of the authorized but unissued shares of the Corporation, including the declaration of dividends payable in shares of any class to stockholders of any class;

         (c) (i) with respect to the authorized shares of Preferred Stock, the board of directors is expressly authorized, from time to time, (1) to fix the number of shares of one or more series thereof; (2) to determine the designation of any such series; (3) to determine or alter, without limitation or restriction, the right, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series including, without limitation, dividend rights, conversion rights, redemption privileges, and liquidation preferences, as shall be stated in such resolution or resolutions, all to the fullest extent permitted by the Delaware Statute; and (4) within the limits or restrictions stated in any resolution or resolutions of the board of directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares then outstanding) the number of shares of any such series of such class subsequent to the issue of shares of that series,
(5) to determine and fix such voting powers, full or limited, or no voting powers, and such other powers, designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions thereof. Without limiting the generality of the foregoing, the resolution or resolutions providing for the establishment of any series of Preferred Stock may, to the extent permitted by law, provide that such series shall be superior to, rank equally with or be junior to any other series of Preferred Stock.

         The amendment of the terms of any certificate of designation of any series of the Corporation's Preferred Stock of which shares are outstanding shall require only (i) that the Corporation's board of directors adopt a resolution setting forth the amendment proposed, declaring its advisability, and either calling a special meeting of the holders of such series of Preferred Stock for consideration of such amendment or directing that the amendment proposed be considered at the next annual meeting of stockholders by the holders of such series of Preferred Stock (in either event, subject to the ability of such holders to act by written consent in lieu of voting at a meeting), and (ii) that the holders of sixty-six and two thirds percent (66 2/3%) (or such greater number as may be required by the certificate of designations of such series) of the outstanding shares of such series of Preferred Stock have voted in favor of the amendment. Except for holders of a series of Preferred Stock the terms of which are being amended, no holder of Common Stock and no holder of any series of Preferred Stock shall be entitled to vote upon such amendment unless the rights of such holders would be adversely affected by such amendment or such vote shall otherwise be required by law or by any certificate of designation of any series of Preferred Stock.

         (ii) with respect to Common Stock, (1) Voting. Each holder of shares of Common Stock shall be entitled to one vote for each share of Common Stock held on all matters as to which holders of Common Stock shall be entitled to vote. In any election of directors, no holder of shares of Common Stock shall be entitled to cumulate his or her votes by giving one candidate more than one vote per share.

         (2) Other Rights. Each share of Common Stock issued and outstanding shall be identical in all respects one with the other. In the event any dividend is paid on all shares of Common Stock, the same dividend shall be paid on all shares of Common Stock outstanding at the time of such payment. Except for and subject to those rights expressly granted to the holders of the Preferred Stock, or except as may be provided by the laws of the State of Delaware, the holders of Common Stock shall have exclusively all other rights of stockholders.

         (d) to exercise all of the powers of the Corporation, insofar as the same may lawfully be vested by this certificate in the board of directors.

         EIGHTH:           That thereafter by a written consent of the requisite
stockholders of the Corporation any amendment was approved and adopted by the stockholders of the Corporation.

         NINTH:            That any said amendment was duly adopted in
accordance with the provision of Section 242 of the General Corporation Law of the State of Delaware.

         TENTH:            If the Corporation has outstanding Preferred Stock
which is then in default on its obligations to pay dividends thereon or to redeem such Preferred Stock, the primary duty of the directors of the Corporation shall be to cause the Corporation to take such actions as may be necessary in order to pay such dividends and make such redemption.

         ELEVENTH:         No director shall be personally liable to the
Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that to the extent required by the provisions of Section 102(b)(7) of the General Corporation Law of the State of Delaware or any successor statute, or any other laws of the State of Delaware, this provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended General Corporation Law of the State of Delaware. Any repeal or modification of this paragraph ELEVENTH by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

         The Board of Directors of the Corporation has, by unanimous written consent, authorized the filing of this Amended and Restated Certificate of Incorporation in compliance with Section 245 & 241(b) of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, I have hereunto set my hand this ___ day of October, 1995

                                    /s/ Ian Williams
                                    -----------------------
                                    Ian Williams, President

                                    EXHIBIT 3
                                     BYLAWS

                         AMENDED AND RESTATED BY-LAWS OF

                               PARK 'N VIEW, INC.

                                    ARTICLE I

                                     OFFICES

         Section 1.1. Registered Office. The registered office of the Corporation within the State of Delaware shall be located at the principal place of business in said State of such corporation or individual acting as the Corporation's registered agent in Delaware.

         Section 1.2. Other Offices. The Corporation may also have offices and places of business at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

         Section 2.1. Place of Meetings. All meetings of stockholders shall be held at the principal office of the Corporation, or at such other place within or without the State of Delaware as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

         Section 2.2. Annual Meetings. The annual meeting of stockholders for the election of directors shall be held at such time on such day, other than a legal holiday, as the Board of Directors in each such year determines. At the annual meeting, the stockholders entitled to vote for the election of directors shall elect a Board of Directors and transact such other business as may properly come before the meeting.

         Section 2.3. Special Meetings. Special meetings of stockholders, for any purpose or purposes, may be called by a member of the Board of Directors. Any such request shall state the purpose or purposes of the proposed meeting. At any special meeting of stockholders, only such business may be transacted as is related to the purpose or purposes set forth in the notice of such meeting.

         Section 2.4. Notice of Meetings. Written notice of every meeting of stockholders, stating the place, date and hour thereof and, in the case of a special meeting of stockholders, the purpose or purposes thereof and the person or persons by whom or at whose direction such meeting has been called and such notice is being issued, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board, Secretary, or the persons calling the meeting, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the stock transfer books of the Corporation. Nothing herein contained shall preclude the stockholders from waiving notice as provided in Section 4.1 hereof.

         Section 2.5. Quorum. The holders of a majority of the issued and outstanding shares of stock of the Corporation entitled to vote, represented in person or by proxy, shall be necessary to and shall constitute a quorum for the transaction of business at any meeting of stockholders. If, however, such quorum shall not be present or represented at any meeting of stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At any such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. Notwithstanding the foregoing, if after any such adjournment the Board of Directors shall fix a new record date for the adjourned meeting, or if the adjournment is for more than thirty (30) days, a notice of such adjourned meeting shall be given as provided in Section 2.4 of these By-Laws, but such notice may be waived as provided in Section 4.1 hereof.

         Section 2.6. Voting. At each meeting of stockholders, each holder of record of shares of stock entitled to vote shall be entitled to vote in person or by proxy, and each such holder shall be entitled to one vote for every share standing in his name on the books of the Corporation as of the record date fixed by the Board of Directors or prescribed by law and, if a quorum is present, a majority of the shares of such stock present or represented at any meeting of stockholders shall be the vote of the stockholders with respect to any item of business, unless otherwise provided by any applicable provision of law, by these By-Laws or by the Certificate of Incorporation.

         Section 2.7. Proxies. Every stockholder entitled to vote at a meeting or by consent without a meeting may authorize another person or persons to act for him by proxy. Each proxy shall be in writing executed by the stockholder giving the proxy or by his duly authorized attorney. No proxy shall be valid after the expiration of three (3) years from its date, unless a longer period is provided for in the proxy. Unless and until voted, every proxy shall be revocable at the pleasure of the person who executed it, or his legal representatives or assigns except in those cases where an irrevocable proxy permitted by statute has been given.

         Section 2.8. Consents. Any action which is required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed and dated by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereof were present and voted. Such signed and dated action must be filed with the Secretary of the Corporation to be kept in the corporate minute book.

         Section 2.9. Stock Records. The Secretary or agent having charge of the stock transfer books shall make, at least ten (10) days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order and showing the address of and the number and class and series, if any, of shares held by each. Such list, for a period of ten (10) days prior to such meeting, shall be kept at the principal place of business of the Corporation or at the office of the transfer agent or registrar of the Corporation and such other places as required by statute and shall be subject to inspection by any stockholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder at any time during the meeting.

                                  ARTICLE III

                                    DIRECTORS

         Section 3.1. Number. The number of directors of the Corporation which shall constitute the entire Board of Directors shall initially be fixed by the Incorporator and thereafter from time to time by a vote of a majority of the entire Board and shall be not less than one (1) nor more than seven (7). If a certificate of designation of a series of preferred stock provides that the number of directors shall be increased upon the occurrence of certain events, then the provisions of such certificate of designation shall supersede the provisions of these By-laws.

         Section 3.2. Resignation and Removal. Any director may resign at any time upon notice of resignation to the Corporation. Any director may be removed at any time by vote of the stockholders then entitled to vote for the election of directors at a special meeting called for that purpose, either with or without cause, except that directors elected by a class vote of holders of preferred stock may only be removed by vote of the holders a majority of such preferred stock.

         Section 3.3. Newly Created Directorship and Vacancies. Newly created directorships resulting from an increase in the number of directors and vacancies occurring in the Board of Directors for any reason whatsoever shall be filled by vote of the Board. If the number of directors then in office is less than a quorum, such newly created directorships and vacancies may be filled by a vote of a majority of the directors then in office. Any director elected to fill a vacancy shall be elected until the next meeting of stockholders at which the election of directors is in the regular course of business, and until his successor has been elected and qualified.

         Section 3.4. Powers and Duties. Subject to the applicable provisions of law, these By-Laws or the Certificate of Incorporation, but in furtherance and not in limitation of any rights therein conferred, the Board of

Directors shall have the control and management of the business and affairs of the Corporation and shall exercise all such powers of the Corporation and do all such lawful acts and things as may be exercised by the Corporation.

         Section 3.5. Place of Meetings. All meetings of the Board of Directors may be held either within or without the State of Delaware.

         Section 3.6. Annual Meetings. An annual meeting of each newly elected Board of Directors shall be held immediately following the annual meeting of stockholders, and no notice of such meeting to the newly elected directors shall be necessary in order to legally constitute the meeting, provided a quorum shall be present, or the newly elected directors may meet at such time and place as shall be fixed by the written consent of all of such directors.

         Section 3.7. Regular Meetings. Regular meetings of the Board of Directors may be held upon such notice or without notice, and at such time and at such place as shall from time to time be determined by the Board.

         Section 3.8. Special Meetings. Special meetings of the Board of Directors may be called by a member of the Board of Directors. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

         Section 3.9. Notice of Meetings. Notice of each special meeting of the Board (and of each regular meeting for which notice shall be required) shall be given by the Secretary or an Assistant Secretary and shall state the place, date and time of the meeting. Notice of each such meeting shall be given orally or shall be mailed to each director at his residence or usual place of business. If notice of less than three (3) days is given, it shall be oral, whether by telephone or in person, or sent by special delivery mail or telegraph. If mailed, the notice shall be given when deposited in the United States mail, postage prepaid. Notice of any adjourned meeting, including the place, date and time of the new meeting, shall be given to all directors not present at the time of the adjournment, as well as to the other directors unless the place, date and time of the new meeting is announced at the adjourned meeting. Nothing herein contained shall preclude the directors from waiving notice as provided in Section 4.1 hereof.

         Section 3.10. Quorum and Voting. At all meetings of the Board of Directors a majority of the entire Board shall be necessary to and shall constitute a quorum for the transaction of business at any meeting of directors, unless otherwise provided by any applicable provision of law, by these By-Laws, or by the Certificate of Incorporation. The act of a majority of the directors present at the time of the vote, if a quorum is present at such time, shall be the act of the Board of Directors, unless otherwise provided by an applicable provision of law, by these By-Laws or by the Certificate of Incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, until a quorum shall be present.

         Section 3.11. Compensation. The Board of Directors, by the affirmative vote of a majority of the directors then in office, and irrespective of any personal interest of any of its members, shall have authority to establish reasonable compensation of all directors for services to the Corporation as directors, officers or otherwise.

         Section 3.12. Books and Records. The directors may keep the books of the Corporation, except such as are required by law to be kept within the state, outside of the State of Delaware, at such place or places as they may from time to time determine.

         Section 3.13. Action without a Meeting. Any action required or permitted to be taken by the Board, or by a committee of the Board, may be taken without a meeting if all members of the Board or the committee, as the case may be, consent in writing to the adoption of a resolution authorizing the action. Any such resolution and the written consents thereto by the members of the Board or committee shall be filed with the minutes of the proceedings of the Board or committee.

         Section 3.14. Telephone Participation. Any one or more members of the Board, or any committee of the Board, may participate in a meeting of the Board or committee by means of a conference telephone call or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

         Section 3.15. Committees of the Board. The Board, by resolution adopted by a majority of the entire Board, may designate one or more committees, each consisting of one or more directors. The Board may designate one or more directors as alternate members of any such committee. Such alternate members may replace any absent member or members at any meeting of such committee. Each committee (including the members thereof) shall serve at the pleasure of the Board and shall keep minutes of its meetings and report the same to the Board. Except as otherwise provided by law, each such committee, to the extent provided in the resolution establishing it, shall have and may exercise all the authority of the Board with respect to all matters. However, no such committee shall have power or authority to:

                  (a)      amend the Certificate of Incorporation;

                  (b)      adopt an agreement of merger or consolidation;

                  (c) recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets;

                  (d) recommend to the stockholders a dissolution of the Corporation or a revocation of a dissolution;

                  (e) amend these By-Laws; and unless expressly so provided by resolution of the Board, no such committee shall have power or authority to:

                           (1)      declare a dividend; or

                           (2)      authorize the issuance of shares of the
Corporation of any class.

                                   ARTICLE IV

                                     WAIVER

         Section 4.1. Waiver. Whenever a notice is required to be given by any provision of law, by these By-Laws, or by the Certificate of Incorporation, a waiver thereof in writing, whether before or after the time stated therein, shall be deemed equivalent to such notice. In addition, any stockholder attending a meeting of stockholders in person or by proxy without protesting prior to the conclusion of the meeting the lack of notice thereof to him, and any director attending a meeting of the Board of Directors without protesting prior to the meeting or at its commencement such lack or notice, shall be conclusively deemed to have waived notice of such meeting.

                                    ARTICLE V

                                    OFFICERS

         Section 5.1. Executive Officers. The officers of the Corporation shall be a President or Chief Executive Officer, a Treasurer and a Secretary. Any person may hold two or more of such offices. The officers of the Corporation shall be elected annually (and from time to time by the Board of Directors, as vacancies occur), at the annual meeting of the Board of Directors following the meeting of stockholders at which the Board of Directors was elected.

         Section 5.2. Other Officers. The Board of Directors may appoint such other officers and agents, including a Chief Financial Officer, Vice President, Assistant Vice Presidents, Secretaries, Assistant Secretaries and Assistant Treasurers, as it shall at any time or from time to time deem necessary or advisable.

         Section 5.3. Authorities and Duties. All officers, as between themselves and the Corporation, shall have such authority and perform such duties in the management of business and affairs of the Corporation as may be provided in these By-Laws, or, to the extent not so provided, as may be prescribed by the Board of Directors.

         Section 5.4. Tenure and Removal. The officers of the Corporation shall be elected or appointed to hold office until their respective successors are elected or appointed. All officers shall hold office at the pleasure of the


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
Board of Directors, and any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors for cause or without cause at any regular or special meeting.

         Section 5.5. Vacancies. Any vacancy occurring in any office of the Corporation, whether because of death, resignation or removal, with or without cause, or any other reason, shall be filled by the Board of Directors.

         Section 5.6. Compensation. The salaries and other compensation of all officers and agents of the Corporation shall be fixed by or in the manner prescribed by the Board of Directors.

         Section 5.7. President. The President shall have general charge of the business and affairs of the Corporation and in the absence of the Chairman of the Board, the President shall preside at all meetings of the stockholders and the directors. The President shall perform such other duties as are properly required of him by the Board of Directors.

         Section 5.8. Vice President. Each Vice President, if any, shall perform such duties as may from time to time be assigned to him by the Board of Directors.

         Section 5.9. Secretary. The Secretary shall attend all meetings of the stockholders and all meetings of the Board of Directors and shall record all proceedings taken at such meetings in a book to be kept for that purpose; he shall see that all notices of meetings of stockholders and meetings of the Board of Directors are duly given in accordance with the provisions of these By-Laws or as required by law; he shall be the custodian of the records and of the corporate seal or seals of the Corporation; he shall have authority to affix the corporate seal or seals to all documents, the execution of which, on behalf of the Corporation, under its seal, is duly authorized, and when so affixed it may be attested by his signature; and in general, he shall perform all duties incident to the office of the Secretary of a corporation, and such other duties as the Board of Directors may from time to time prescribe.


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
         Section 5.10. Treasurer. The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation and shall deposit, or cause to be deposited, in the name and to the credit of the Corporation, all moneys and valuable effects in such banks, trust companies, or other depositories as shall from time to time be selected by the Board of Directors. He shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation; he shall render to the President and to each member of the Board of Directors, whenever requested, an account of all of his transactions as Treasurer and of the financial condition of the Corporation; and in general, he shall perform all of the duties incident to the office of the Treasurer of a corporation, and such other duties as the Board of Directors may from time to time prescribe.

         Section 5.11. Other Officers. The Board of Directors may also elect or may delegate to the President the power to appoint such other officers as it may at any time or from time to time deem advisable, and any officers so elected or appointed shall have such authority and perform such duties as the Board of Directors or the President, if he shall have appointed them, may from time to time prescribe.

                                   ARTICLE VI

           PROVISIONS RELATING TO STOCK CERTIFICATES AND STOCKHOLDERS

         Section 6.1. Form and Signature. The shares of the Corporation shall be represented by a certificate signed by the President or any Vice President and by the Secretary or any Assistant Secretary or the Treasurer or any Assistant Treasurer, and shall bear the seal of the Corporation or a facsimile thereof. Each certificate representing shares shall state upon its face (a) that the Corporation is formed under the laws of the State of Delaware, (b) the name of the person or persons to whom it is issued, (c) the number of shares which such certificate represents and (d) the par value, if any, of each share represented by such certificate.

         Section 6.2. Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares of stock to receive dividends or other distributions, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of


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stock, and shall not be bound to recognize any equitable or legal claim to or interest in such shares on the part of any other person.

         Section 6.3. Transfer of Stock. Upon surrender to the Corporation or the appropriate transfer agent, if any, of the Corporation, of a certificate representing shares of stock duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, and, in the event that the certificate refers to any agreement restricting transfer of the shares which it represents, proper evidence of compliance with such agreement, a new certificate shall be issued to the person entitled thereto, and the old certificate canceled and the transaction recorded upon the books of the Corporation.

         Section 6.4. Lost Certificates, etc. The Corporation may issue a new certificate for shares in place of any certificate theretofore issued by it, alleged to have been lost, mutilated, stolen or destroyed, and the Board may require the owner of such lost, mutilated, stolen or destroyed certificate, or his legal representatives, to make an affidavit of the fact and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation on account of the alleged loss, mutilation, theft or destruction of any such certificate or the issuance of any such new certificate.

         Section 6.5. Record Date. For the purpose of determining the stockholders entitled to notice of, or to vote at, any meeting of stockholders or any adjournment thereof, or to express written consent to any corporate action without a meeting, or for the purpose of determining stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix, in advance, a record date. Such date shall not be more than sixty (60) nor less than ten (10) days before the date of any such meeting, nor more than sixty (60) days prior to any other action.

         Section 6.6. Regulations. Except as otherwise provided by law, the Board may make such additional rules and regulations, not inconsistent with these By-Laws, as it may deem expedient, concerning the issue,


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transfer and registration of certificates for the securities of the Corporation.
The Board may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars and may require all certificates for shares of capital stock to bear the signature or signatures of any of them.

                                   ARTICLE VII

                               GENERAL PROVISIONS

         Section 7.1. Dividends and Distributions. Dividends and other distributions upon or with respect to outstanding shares of stock of the Corporation may be declared by the Board of Directors at any regular or special meeting, and may be paid in cash, bonds, property, or in stock of the Corporation. The Board shall have full power and discretion, subject to the provisions of the Certificate of Incorporation or the terms of any other corporate document or instrument to determine what, if any, dividends or distributions shall be declared and paid or made.

         Section 7.2. Checks, etc. All checks or demands for money and notes or other instruments evidencing indebtedness or obligations of the Corporation shall be signed by such officer or officers or other person or persons as may from time to time be designated by the Board of Directors.

         Section 7.3. Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its incorporation and the words "Corporate Seal Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

         Section 7.4. Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

         Section 7.5. General and Special Bank Accounts. The Board may authorize from time to time the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may designate or as may be designated by any officer or officers of the Corporation to whom such


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power of designation may be delegated by the Board from time to time. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these By-Laws, as it may deem expedient.

                                   ARTICLE IX

            INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHER PERSONS

         Section 8.1. Indemnification by Corporation. To the extent permitted by law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) the Corporation shall indemnify any person against any and all judgments, fines, and amounts paid in settling or otherwise disposing of actions or threatened actions, and expenses in connection therewith, incurred by reason of the fact that he, his testator or intestate is or was a director or officer of the Corporation or of any other corporation of any type or kind, domestic or foreign, which he served in any capacity at the request of the Corporation. To the extent permitted by law, expenses so incurred by any such person in defending a civil or criminal action or proceeding shall at his request be paid by the Corporation in advance of the final disposition of such action or proceeding.

                                  ARTICLE VIII

                             ADOPTION AND AMENDMENT

         Section 9.1. Power to Amend. Subject to any limitation contained in any certificate of designation, these By-Laws may be amended or repealed and any new By-Laws may be adopted by the Board of Directors; provided that these By-Laws and any other By-Laws amended or adopted by the Board of Directors may be amended, may be reinstated, and new By-Laws may be adopted, by the stockholders of the Corporation entitled to vote at the time for the election of directors.

         THIS IS TO CERTIFY that the above Bylaws were duly adopted and include all amendments adopted by the Board of Directors of the Corporation by action taken at a meeting held on April 23, 1998, and subsequently


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approved by the holders of the Series A Preferred Stock, the Series B 7%
Cumulative Convertible Preferred Stock, and the Series C 7% Cumulative Convertible Preferred Stock by written consent.

                                       /s/ Anthony Allen
                                    ------------------------
                                    Anthony Allen, Secretary








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                                                                       EXHIBIT 4

                          CERTIFICATE OF GOOD STANDING

                               [State of Florida]




I certify from the records of this office that PARK `N VIEW, INC., is a corporation organized under the laws of Delaware, authorized to transact business in the State of Florida, qualified on October 19, 1995.

The document number of this corporation is F95000005217.

I further certify that said corporation has paid all fees and penalties due this office through December 31, 1997, that its most recent annual report was filed on April 15, 1997, and its status is active.

I further certify that said corporatino has not filed a Certificate of Withdrawal.

                           Given under my hand and the Great
                           Seal of the State of Florida, at Tallahassee, the Capital, this Thirteenth day of August 1997

[Florida Seal]                      /s/    Sandra B. Mortham
                                    ------------------------








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